EXHIBIT 10.1

OPTION AGREEMENT

This Option Agreement (“Agreement”), is made effective as of the 12th day of March, 2015 (“Effective Date”), by and between Talapoosa Development Corp., a Delaware corporation (“Buyer”) and Timberline Resources Corporation, a Delaware corporation (“Timberline Parent”), whose addresses are 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814 and American Gold Capital US Inc., a Nevada corporation (“American Gold”), Gunpoint Exploration US Ltd., a Nevada corporation (“Gunpoint US”) and Gunpoint Exploration Ltd., a British Columbia corporation (“Gunpoint Parent” and collectively with American Gold and Gunpoint US, the “Sellers”), whose addresses are Suite 1620 – 1140 West Pender Street, Vancouver, British Columbia, Canada V6E 4G1.  Buyer, Timberline Parent and Sellers are referred to herein individually as a “Party” and collectively as the “Parties.”

Recitals

A.           American Gold is the registered, legal and beneficial owner of certain fee property as described on Part 1 of Exhibit A (“Fee Property”), certain unpatented mining claims as described on Part 2 of Exhibit A (“Mining Claims”), and certain water rights as described on Part 5 of Exhibit A (“Water Rights”), and is the lessee under certain leases of fee property as described on Part 3 of Exhibit A (“Leases”), and is the grantee under certain easements as described on Part 4 of Exhibit A (“Easements”), all located in Lyon County, Nevada, and collectively referred to herein as the “Talapoosa Property”.  Gunpoint US and American Gold hold certain permits, licenses and governmental authorizations relating to the Talapoosa Property, as described on Exhibit B (“Permits”). Gunpoint US and American Gold lease or hold rights to use office/warehouse rental space in Reno, Nevada, as described on Exhibit I attached hereto (“Rental Space”).  Gunpoint Parent is the parent company of American Gold and Gunpoint US.  The Talapoosa Property, the Permits, the Rental Space, and any and all personal property directly related to thereto, including Sellers’ Data are collectively referred to herein as the “Talapoosa Project”.

B.           Sellers desire to grant to Buyer, and Buyer desires to purchase from Sellers, an option to purchase all of Sellers’ interest in and to the Talapoosa Project.

Agreement

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Parties agree as follows:

ARTICLE I
Option

1.1.           Option.  Sellers hereby grant to Buyer during the Option Period (as defined in Section 1.2) of this Agreement the exclusive and irrevocable option to purchase all of Sellers’ interest in the Talapoosa Project (“Option”), together with all appurtenances incident thereto, all after acquired rights, titles and interests, including any interests in any relocated or amended mining claims or subsequently issued leases pertaining to the Talapoosa Project, and all improvements and personal property thereon, free and clear of all liens and encumbrances.

1.2.           Option Period.  Buyer shall have the right to exercise the Option at any time beginning on the Initial Closing Date (as defined in Section 1.4) and ending within thirty (30) months of the Effective Date, unless sooner terminated, or until the earlier exercise of the Option granted under Section 1.1 (“Option Period”).

    1.3.           Consideration.  The consideration for the Option shall consist of Two Million (2,000,000) shares of the common stock in Timberline Parent (“Initial Securities”) and Three Hundred Thousand United States Dollars (U.S.$300,000) in cash (the “Initial Cash Option Payment”).  The Initial Securities shall be delivered on the Initial Closing Date and held in escrow (“Escrow”) pursuant to the escrow agreement between the Buyer, Timberline Parent, Gunpoint Parent and Corporate Stock Transfer, Inc., in the form as agreed to by the parties, and twenty-five percent (25%) of the Initial Securities will vest and be delivered to Gunpoint Parent (or as Gunpoint Parent may direct pursuant to this Agreement) at the conclusion of each six-month period following the Effective Date, as set forth on the following schedule.

Vesting Date (Date Initial Securities are released from Escrow)	Initial Securities
6 months from Effective Date	500,000 shares
12 months from Effective Date	500,000 shares
18 months from Effective Date	500,000 shares
24 months from Effective Date (Final Vesting Date)	500,000 shares
Total	2,000,000 shares

1.4.           Initial Closing. The grant of the Option and the beginning of the Option Period under Sections 1.1 and 1.2 and the issuance of the Initial Securities under Section 1.3 shall occur on March 27, 2015, or such other date and time as the parties hereto may mutually agree to in writing, not to exceed April 30, 2015, following receipt by both parties of all necessary regulatory approvals for the grant of the Option and the issuance of the Initial Securities (“Initial Closing Date”).  Buyer shall pay or cause to be paid to the Sellers (or as the Sellers may direct) the Initial Cash Option Payment, as follows, in order to keep the Option so granted in good standing:

(a)           One Hundred Thousand United States Dollars (U.S.$100,000) on or before the Initial Closing Date; and

(b)           Two Hundred Thousand United States Dollars (U.S.$200,000) within the earlier of (i) two Business Days following Timberline Parent closing a financing raising aggregate gross proceeds of at least Two Million United States Dollars (U.S.$2,000,000) or (ii) 180 days of the Initial Closing Date.

1.5.           Lease.  During the Option Period, Sellers hereby (i) lease to Buyer the Fee Property, the Mining Claims and the Water Rights, sublease to Buyer the Leases, and grant to Buyer a license to use the Easements, together with all appurtenances incident thereto, all after acquired rights, titles and interests, including any interests in any relocated or amended mining claims or subsequently issued leases pertaining to the Talapoosa Project, and all improvements and personal property thereon for the purposes set forth herein, and (ii) license and sublease the Permits and the rights to use the Rental Space for the purposes set forth herein.  Buyer shall have the right at any time to request and receive the full assignment and conveyance of the Permits to Buyer for the purposes set forth herein, provided that upon the termination of this Agreement (without Closing), Buyer shall reassign the Permits to Sellers. Buyer shall have all such rights and privileges of access to and use of the Talapoosa Project as are held by and granted to Sellers under applicable law in and to the Talapoosa Project and the right to conduct exploration, development, and mining activities on the Talapoosa Project.

1.6.           Feasibility Study.  Buyer will use its reasonable efforts to complete a feasibility study on the Talapoosa Project within the Option Period; provided that the completion of a feasibility study is not a condition to the exercise of the Option by Buyer during the Option Period.  As used herein, “feasibility study” shall include any technical study completed by a reputable, independent technical service provider that conducts an evaluation and analysis of the potential economic viability of the Talapoosa Project to a level of certainty deemed appropriate by the independent technical service provider to designate the report a feasibility level study. The feasibility study shall be deemed complete when the independent service provider delivers the final report to the Buyer regardless of whether the final report is publicly released or published at that time or complies in the form delivered with any specific public reporting standards, including, but not limited to, Canadian National Instrument 43-101.

1.7.           Reversion.  If, during the Option Period, Buyer elects not to exercise the Option or determines not to complete a feasibility study on the Talapoosa Project, as set forth in Section 1.6, then Buyer shall return to Sellers all technical information, documents and data related to the feasibility work and shall not receive nor have earned any interest in the Talapoosa Project.

1.8.           Employment of E. Max Baker.  Upon the Initial Closing Date, Buyer or Timberline Parent will use its reasonable best efforts to hire E. Max Baker, Gunpoint’s current President, as a full-time employee of either Buyer or Timberline Parent pursuant to terms of employment to be negotiated between the Buyer or Timberline Parent and E. Max Baker. Failure to come to terms of employment with Mr. Baker will have no effect on any other term of this Agreement, including, but not limited to, the Buyer’s right to exercise the Option.

ARTICLE II
Exercise of Option and Closing

2.1.           Exercise of Option.  At any time during the Option Period, Buyer may exercise the Option by written notice to Gunpoint Parent as provided herein (“Option Exercise Notice”).  The Option Exercise Notice shall designate a closing date, which date shall be no more than ninety (90) days from the date the Option Exercise Notice is delivered to Gunpoint Parent (the “Option Exercise Closing Date”).  Buyer shall have acquired all of Sellers’ interest in and to the Talapoosa Project as of the Option Exercise Closing Date upon the delivery of the documents and payment of the Option Payment as provided in Sections 2.2 and 2.3 below (the “Closing”).

2.2.           Sellers Deliverable Documents.  At the Closing, Sellers shall execute, acknowledge and deliver to Buyer the following:

(a)           A general warranty deed substantially in the form attached hereto as Exhibit C conveying to Buyer the Fee Property (“Warranty Deed”), which Warranty Deed shall be made subject to the Gunpoint Royalty;

(b)           A mining claim deed substantially in the form attached hereto as Exhibit D conveying  to Buyer the Mining Claims (“Mining Claim Deed”), which Mining Claim Deed shall be made subject to the Gunpoint Royalty;

(c)           An assignment and assumption agreement substantially in the form attached hereto as Exhibit E assigning to Buyer the Leases, Easements and Permits (“Assignment”), which Assignment shall be made subject to the Gunpoint Royalty;

(d)           A bill of sale substantially in the form attached hereto as Exhibit F selling and conveying to Buyer all of Sellers’ Data and any personal property of Sellers directly related to the Talapoosa Property and Permits (“Bill of Sale”);

(e)           A water rights deed and assignment in the form attached hereto as Exhibit G conveying  to Buyer the Water Rights (“Water Rights Deed”); and

(f)           A certificate pursuant to Section 1445(b)(2) of the Internal Revenue Code, providing that American Gold is not a foreign person, in form and substance reasonably satisfactory to Buyer.

2.3.           Buyer Deliverable Documents.  At the Closing, Buyer shall undertake or cause to be undertaken the following:

(a)           Pay to Gunpoint Parent (or as Gunpoint Parent may direct) Ten Million United States Dollars (U.S.$10,000,000) in cash as consideration for the purchase of the Talapoosa Project (“Option Payment”); and

(b)           Execute, acknowledge and deliver to the Sellers the Assignment.

2.4.           Royalty.  American Gold hereby retains and reserves, effective as of the Option Exercise Closing Date, a net smelter returns royalty in all minerals mined and removed from the Talapoosa Property, in the amount of one percent (1%) calculated as more fully described in Exhibit H (“Gunpoint Royalty”).  The Gunpoint Royalty shall be owned by and payable to Gunpoint Parent (or to such other of the Sellers as American Gold may direct).  Buyer may purchase the Gunpoint Royalty from American Gold or its successors or assigns at any time by paying Three Million United States Dollars (U.S.$3,000,000) to Gunpoint Parent (or as Gunpoint Parent may direct).

2.5.           Contingent Consideration.  For a period of five (5) years following the Option Exercise Closing Date (“Contingent Payment Period”), should the daily price of gold (as determined by the London PM Fix) be fixed at or above One Thousand Six Hundred United States Dollars (U.S.$1,600) on any single day during the Contingent Payment Period (the “Initial Threshold Event”) and at any time after the Initial Threshold Event during the Contingent Payment Period the daily price of gold (as determined by the London PM Fix) averages One Thousand Six Hundred United States Dollars (U.S.$1,600) per ounce or greater for a period of ninety (90) consecutive Trading Days (the “Trigger Event”), Buyer shall be required to pay or cause to be paid to Gunpoint Parent (or as Gunpoint Parent may direct) an additional payment of Ten Million United States Dollars (U.S.$10,000,000) (the “Contingent Payment”) within ninety (90) days of the date that the Trigger Event is deemed to have occurred.  The Contingent Payment shall consist of Five Million United States Dollars (U.S.$5,000,000) in cash, and the remainder shall be paid either in cash in United States dollars or in shares of common stock of Timberline Parent or a combination thereof, such allocation to be determined at Timberline Parent’s sole discretion at the time of the Contingent Payment; provided that the issuance of shares of common stock of Timberline Parent will be subject to any applicable requirements of the TSX Venture Exchange and the NYSE MKT, including, if required, approval of the shareholders of Timberline Parent.  For any shares issued as part of the Contingent Payment, the deemed value of such shares shall be greater of (a) the Closing Price for such shares of common stock on the Option Exercise Closing Date, and (b) the “Discounted Market Price” (as defined by the TSX Venture Exchange) per such share of common stock on the date prior to the dissemination of Timberline Parent’s news release announcing this Agreement. As used herein, “Trading Day” shall include any day during which the London Bullion Market Association is open for business and provides a London PM Fix for gold.  As used herein, “Closing Price” shall mean the closing price of the Timberline Parent’s shares of common stock as quoted on the NYSE MKT, or if the shares of common stock are no longer traded on the NYSE MKT, the closing price of the shares of common stock on the market in which the shares of common stock have the highest aggregate volume of trading in the ninety (90) days prior to the Option Exercise Closing Date, or if the shares of common stock are not traded on any market, the closing price of the shares of common stock on any inter-dealer quotation system or other over-the-counter market for Timberline Parent’s shares of common stock, or if no such quotations exist, the price of the shares of the common stock as determined by the Timberline Parent’s board of directors in good faith.

2.6.           Post Closing.  After Closing, this Agreement shall terminate, except for such provisions that specifically survive.  Buyer shall pay all registration charges and transfer fees properly payable on and in connection with the sale and transfer of the Talapoosa Project to Buyer.

2.7.           No Obligation to Purchase the Mining Claims.  This Agreement constitutes an option to purchase the Talapoosa Project and Buyer shall have no obligation to make the Option Payment except at its sole and independent discretion in order to exercise the Option to purchase the Talapoosa Project.  Buyer shall have the unrestricted right at any time to terminate this Agreement by delivery to Buyer of written notice of such termination without liability or obligation of any kind except the obligations of Buyer under Section 5.1.  All Initial Securities placed in Escrow, as provided in Section 1.3, shall be nonrefundable and shall be delivered to Gunpoint Parent (or as Gunpoint Parent may direct) in accordance with the delivery schedule set forth in Section 1.3.

ARTICLE III
Pre-Closing Conditions

After exercise of the Option, Buyer’s obligation to complete the Closing and purchase the Talapoosa Project is expressly conditioned upon the matters set forth in this ARTICLE III.

3.1.           All required regulatory, stock exchange, creditor, court and third-party approvals, consents, permits, waivers, exemptions and orders shall have been received at or prior to Closing.

3.2.           The representations and warranties of Sellers as set forth in this Agreement shall be true and correct as of the Effective Date, the Initial Closing Date and the Option Exercise Closing Date.

3.3.           No material adverse change with respect to the Talapoosa Project shall have occurred.

3.4.           No injunction or order by any governmental authority prohibiting the transactions contemplated by this Agreement shall be in effect.

ARTICLE IV
Shares

4.1.           Distribution of Shares.

(a)           Subject to regulatory approval, Timberline Parent shall issue the Initial Securities and any shares issued as part of the Contingent Payment, collectively referred to herein as “Shares,” to Gunpoint Parent (or as Gunpoint Parent may direct, provided that the issuance to such designated party as Gunpoint Parent may direct will be contingent on such issuance being made in accordance with all applicable securities laws and such designated party making all necessary representations and warranties and executing such documents as Timberline Parent or its transfer agent may reasonably request, including where applicable, an opinion of legal counsel of recognized standing in form and substance reasonably satisfactory to Timberline Parent), and Sellers shall, at the option of Timberline Parent, execute such receipts and disclosure documents as Timberline Parent or its counsel reasonably deem necessary or required as a condition to receiving the Shares.  The release of the Initial Securities from the Escrow to Gunpoint Parent (or as Gunpoint may direct), shall constitute prima facie evidence of delivery of the Initial Securities as required by Section 1.3 and Sellers shall have no right to challenge such release and delivery as representing consideration for the Option granted herein.  Timberline Parent’s issuance of shares as part of the Contingent Payment to Gunpoint Parent (or as Gunpoint Parent may direct) shall constitute prima facie evidence of issuance of such shares as required by Section 2.5 and Sellers shall have no right to challenge such issuance as representing delivery of the Contingent Payment.

(b)           Timberline Parent shall have no obligation to issue Shares to any party other than Gunpoint Parent (or as Gunpoint Parent may direct), except for transfers as provided by ARTICLE IX.  Timberline Parent shall have no obligation to recognize the purported transferee of Gunpoint Parent’s rights until (i) Timberline Parent has received certified copies of all legal documents, acceptable to Timberline Parent, effectuating such transfer, (ii) the purported transferee ratifies in writing the terms of this Agreement and executes such receipts and disclosure documents as Timberline Parent and its respective counsel reasonably deem necessary or required as a condition to receiving Shares, and (iii) regulatory approval is obtained for the issuance of Shares to such purported transferee where such regulatory approval is required.

(c)           Gunpoint Parent understands that the Shares have not been registered under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”) or any applicable securities laws of any state of the United States and may not be offered or sold absent such registration or an available exemption from such registration requirements and the Shares have not been approved or disapproved by the United States Securities and Exchange Commission or any state securities agency.  Gunpoint Parent understands and agree that the Shares are being offered and sold to Gunpoint Parent in reliance upon the exemption provided under section 4(a)(2) under the U.S. Securities Act and pursuant to similar exemptions from any applicable securities laws of any state of the United States.

(d)           Gunpoint Parent is not an underwriter and Gunpoint Parent is acquiring the Shares solely for investment purposes for its own account and not with a view to, or for, resale in connection with any distribution of securities within the meaning of the U.S. Securities Act; and the Shares are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof; and the undersigned has no contract, undertaking, understanding, agreement, or arrangement, formal or informal, with any person to sell, transfer, or pledge to any person the securities for which it hereby subscribes, or any part thereof; and it understands that the legal consequences of the foregoing representations and warranties to mean that it must bear the economic risk of the investment for an indefinite period of time because the Shares have not been registered under the U.S. Securities Act, and, therefore, may be resold only if registered under the U.S. Securities Act or if an exemption from such registration is available.

(e)           Gunpoint Parent is an “accredited investor” that satisfies one or more of the criteria set forth in Rule 501(a) of Regulation D of the U.S. Securities Act.

(f)           Gunpoint Parent understands that Timberline Parent is under no obligation to register the Shares or seek an exemption under the U.S. Securities Act or any applicable state laws for the resale of the Shares, or to cause or permit the Shares to be transferred in the absence of any such registration or exemption, and understands that Gunpoint Parent must hold the Shares indefinitely unless the Shares are subsequently registered under U.S. Securities Act and applicable state securities laws or an exemption from registration is available.

(g)           Gunpoint Parent has not purchased the Shares as a result of any form of general solicitation or general advertising (as such terms are used in Rule 502 (c) under Regulation D of the U.S. Securities Act) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the U.S. Securities Act.

(h)           Gunpoint Parent acknowledges that the Shares are “restricted securities,” as such term is defined under Rule 144 of the U.S. Securities Act, and may not be offered, sold, transferred, pledged, or otherwise transferred, directly or indirectly, to any person in the absence of registration under the U.S. Securities Act and in accordance with all applicable securities laws of any state of the United States or an exemption from such registration requirements and, at the request of Timberline Parent, an opinion of counsel of recognized standing in form and substance reasonably satisfactory to Timberline Parent that registration is not required.  Without limiting the generality or application of any other covenants, representations, warranties and acknowledgements of Gunpoint Parent respecting resale of the Shares, Gunpoint Parent will not offer, sell or otherwise transfer any of such Shares directly or indirectly, unless in accordance with the following legend, which Gunpoint Parent acknowledges the certificates representing the Shares delivered pursuant to this Agreement shall bear:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO REGISTRATION OF SUCH SECURITIES IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO TIMBERLINE.”

Provided however that if the certificates representing the Shares have been held for a period of at least six months and if Rule 144 under the U.S. Securities Act is applicable (there being no representations by Timberline Parent that Rule 144 is applicable), then the undersigned may make sales of the Shares only under the terms and conditions prescribed by Rule 144 of the U.S. Securities Act and the above legend may be removed upon delivery to the Timberline Parent and its transfer agent of an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company and its transfer agent to the effect that such legend is no longer required under the U.S. Securities Act.

(i)           Gunpoint Parent consents to Timberline Parent making a notation on its records or giving instruction to the registrar and transfer agent of Timberline Parent in order to implement the restrictions on transfer set forth and described herein

(j)      Gunpoint Parent acknowledges that the Buyer has advised Gunpoint Parent that it is relying on an exemption from the requirements to provide Gunpoint Parent with a prospectus under applicable Canadian securities laws and, as a consequence of acquiring securities pursuant to an exemption from the prospectus requirement, certain protections, rights and remedies provided by the applicable Canadian securities laws, including, in most circumstances, statutory rights of rescission or damages, will not be available to Gunpoint Parent.

(k)           Gunpoint Parent acknowledges that the certificates representing the Shares delivered pursuant to this Agreement will bear the following legend and Gunpoint Parent agrees to sell, assign or transfer the Shares only in accordance with the requirements of applicable Canadian securities laws:

“Unless permitted under securities legislation, the holder of this security must not trade the security before [insert the date that is four months and a day after the distribution date.]”.

4.2.           Shareholder Approval.  Gunpoint Parent acknowledges that, if any proposed issuance of Shares under this Agreement could result in Gunpoint Parent (or recipient of the Shares) becoming a “control person” (as defined by the TSX Venture Exchange) of Timberline Parent, the issuance of such Shares will be subject to shareholder approval as may be required by the TSX Venture Exchange.

ARTICLE V
Property Maintenance

5.1.           Property Maintenance.

(a)           Upon the Initial Closing Date, Buyer shall assume the duty to (i) pay all taxes levied or assessed against the Talapoosa Property, (ii) make all Bureau of Land Management (“BLM”) and county filings and pay all BLM and county fees necessary to maintain the Mining Claims, and (iii) pay any and all rentals and advance royalties required under the Leases, Easements or with respect to the Rental Space (collectively the “Property Maintenance Costs”) not less than twenty (20) days prior to the date such obligations become due.  Upon written request from Gunpoint Parent, Buyer shall provide Gunpoint Parent evidence of payment of the Property Maintenance Costs as incurred and paid. Sellers shall immediately provide to Buyer copies of any and all tax notices and invoices, all communications and notices from lessors or grantors under the Leases or Easements, and any other notices received by Sellers with respect to the Talapoosa Project and any Property Maintenance Costs.

(b)           Upon termination by Buyer of this Agreement with respect to all or a portion of the Talapoosa Project, Buyer shall remain liable for any Property Maintenance Costs that are due and payable within twenty (20) days or less of the date of termination.

5.2.           Amendments, Relocations and Patents.  During the Option Period, Buyer shall have the right (but not the obligation) to amend or relocate any or all of the Mining Claims, to locate placer claims on ground theretofore covered by lode claims and vice versa, to locate mill sites on ground theretofore covered by mining claims and vice versa, and to locate any fractions existing on the Initial Closing Date or resulting from the location, amendment, or relocation of mining claims or mill sites on lands covered by the Talapoosa Project as of the Initial Closing Date.  All such locations, amendments, or relocations shall be made in the name of American Gold (or as American Gold may direct).  All expenses authorized by Buyer in connection with the locating, amending, or relocating mining claims or mill sites shall be borne by Buyer.  The rights of Buyer under this Agreement shall extend to all such locations, amended locations, and relocations of the mining claims and mill sites, and the Gunpoint Royalty reserved to Gunpoint Parent (or as Gunpoint Parent may direct) herein shall extend to all such amendments, relocations and locations.

5.3.           Change in Federal Mining Law.  If the United States establishes a leasing system or other system of tenure for lands or minerals now subject to location under the mining laws, and if the new system gives Sellers an election to acquire rights under the new system in exchange for or in modification of Sellers’ existing rights, upon prior written consent of Gunpoint Parent, which consent shall not be unreasonably withheld, Buyer may make the election in the name of applicable Sellers with respect to any or all of the Mining Claims.  Thereafter, during the term of this Agreement, Buyer shall pay all royalties, rentals, bonuses, fees, and other amounts required by the new system. The rights of Buyer under this Agreement shall extend to the lease or other rights granted by the new system.

5.4.           Covenants by Sellers.  During the Option Period, Sellers shall use their commercially reasonable efforts to conduct their affairs in respect of the Talapoosa Project in the ordinary course of business consistent with their past practices.  Unless Buyer has previously otherwise consented in writing, Sellers shall not sell, lease or otherwise dispose of any interest in the Talapoosa Project.

ARTICLE VI
Operations

6.1.           Operations.  During the Option Period, Buyer shall conduct all operations on the Talapoosa Property in a good and workmanlike manner and in accordance with accepted mining practice and all applicable federal, state and local laws, rules and regulations.  All decisions with respect to exploration and development of the Talapoosa Property, including all decisions regarding the commencement, suspension, resumption, or termination of any exploration, development activities or operations, shall be made by Buyer in its sole discretion.  There are no covenants or agreements regarding these matters other than those expressly set forth in this Agreement.

6.2.           No Implied Covenants.  No covenants or conditions relating to the exploration, development, mining, or related operations on or in connection with the Talapoosa Project, or the timing thereof, other than those expressly provided in this Agreement, shall be implied.

6.3.           Protection From Liens and Damages.  During the Option Period, Buyer shall keep the Talapoosa Property free of liens for labor performed or materials or merchandise furnished for use in the Talapoosa Project under this Agreement, and shall hold Sellers harmless from all costs, loss, or damage which may result from any work or operations of Buyer or its possession or occupancy of the Talapoosa Property.

6.4.           Inspection.  During the Option Period, Sellers’ or Gunpoint Parent’s authorized representative, during regular business hours and on no less than three business days’ prior written notice, at its sole risk and expense, may (i) enter on the Talapoosa Property for the purpose of inspection, and (ii) inspect any records of Buyer pertinent and necessary for the purpose of substantiating the compliance of Buyer with the provisions of this Agreement, provided that such inspections shall be at Sellers’ own cost and risk and so as not to hinder unreasonably the operations of Buyer.

6.5.           Reporting.  During the Option Period, Buyer shall deliver to Gunpoint Parent semi-annual reports on June 30 and December 31 on activities, operations and property payments on the Talapoosa Property during the six-month period preceding the report.

6.6.           Data.

(a)           Within seven (7) days of the Initial Closing Date, Sellers shall deliver to Buyer all drill core, geological, geophysical, and engineering data and maps, logs of drill holes, results of assaying and sampling, and similar data concerning the Talapoosa Project (or copies thereof) which are in Sellers’ possession or control (“Sellers’ Data”).  Prior to the Option Exercise Closing Date, Gunpoint Parent and Buyer shall prepare an inventory of all Sellers’ Data delivered to Buyer.

(b)           Upon the termination of this Agreement (except by exercise of the Option), Buyer shall, within sixty (60) days after termination, (i) return to Gunpoint Parent all Sellers’ Data delivered by Sellers to Buyer which are then in Buyer’s possession or control, and (ii) make available for inspection and copying by Gunpoint Parent all factual geological and geophysical data and maps (not including interpretive data), logs of drill holes, and results of assaying and sampling pertaining to the Talapoosa Project which Buyer has obtained as a result of its exploration and development work under this Agreement and which are then in Buyer’s possession or control.  Upon Gunpoint Parent’s request made within sixty (60) days after termination of this Agreement (except by exercise of the Option), Buyer shall, at Gunpoint Parent’s expense, provide Gunpoint Parent with the drill cores requested by Gunpoint Parent and with copies of any portion of the geological and geophysical data and maps (not including interpretive data), logs of drill holes, and results of assaying and sampling by Buyer.  Buyer makes no representation or warranty as to the accuracy of any such data or information provided to Sellers by Buyer under this Section 6.6, and shall not be liable on account of any use by Sellers or any other person of any such data or information.  Buyer shall not be liable for the loss or destruction of any drill core.

6.7.           Confidentiality.  Provided this Agreement remains in force and Buyer has not exercised the Option, all information obtained by Sellers or Sellers’ authorized representatives from Buyer or Timberline Parent arising out of Buyer’s activities on the Talapoosa Project pursuant to this Agreement shall be kept strictly confidential by Sellers and shall not be released to any third person except upon the prior written consent of Buyer.

ARTICLE VII
Default and Termination

7.1.           Default.  A Party shall be in default under this Agreement upon the failure of a Party to comply with its material obligations under this Agreement and such failure continues uncured for thirty (30) days after written notice thereof, provided that if it shall be impracticable or impossible to remedy such failure within such thirty (30) day period, the cure period shall be extended for an additional period reasonably necessary to remedy such failure, but subject to the condition that during the additional period, the defaulting Party shall be diligently pursuing a remedy for the failure.  Any default claimed with respect to the payment of money may be cured by the deposit in escrow of the amount in controversy (not including interest or claimed consequential, special, exemplary, or punitive damages) and giving of notice of the deposit to the other Parties, the amount to remain in escrow until the controversy is resolved by decision of a court or arbitrator, or otherwise.  The non-defaulting Party shall have the right to terminate this Agreement, upon written notice of termination to such other Parties, only after the expiration of the cure period as provided in this Section 7.1.

7.2.           Termination.

(a)           Upon termination of this Agreement, by default or otherwise, all rights, liabilities, and obligations of Buyer and Timberline Parent under this Agreement shall terminate, except that (i) Buyer shall have the rights provided in Section 7.3 and (ii) Buyer shall have those obligations provided in Section 5.1(b).

(b)           In the event of any controversy, the Parties may continue operations under this Agreement and Buyer shall make the payments provided for in this Agreement notwithstanding the existence of the controversy.  Upon the resolution of the controversy, such payments or restitutions shall be made as required by the terms of the decision of the court or arbitrators, or otherwise.

7.3.           Removal of Property.  For a period of six (6) months after the termination of this Agreement, Buyer shall have the right (but not the obligation) to remove from the Talapoosa Project structures, equipment, personal property, and fixtures owned by Buyer or erected or placed on or in the Talapoosa Project by Buyer, except mine timbers in place.  Buyer may keep one or more watchmen on the Talapoosa Project during the above-mentioned period.  The foregoing shall not relieve Buyer from the obligation to remove structures, equipment, personal property or fixtures mandated under any reclamation requirements.

ARTICLE VIII
Representations and Warranties

8.1.           Sellers’ Representations and Warranties.  Sellers represent and warrant to Buyer and Timberline Parent as of the Effective Date, the Initial Closing Date and the Option Exercise Closing Date, the following, with the intent that Buyer and Timberline Parent will rely thereon in entering into this Agreement and in concluding the purchase and sale contemplated herein:

(a)           Each of Sellers is a corporation duly incorporated, validly existing and in good standing under the laws of the state or province of its formation.

(b)           Sellers each have full power and absolute authority and capacity to enter into this Agreement and to carry out the transactions contemplated hereby except where regulatory approval is required.  Sellers each have duly obtained all authorizations for the execution, delivery and performance of this Agreement and such execution, delivery and performance and the consummation of the transactions herein contemplated will not conflict with, or accelerate the performance required by or result in any breach of any covenants or agreements contained in or constitute a default under, or result in the creation of any encumbrance, lien or charge under the provisions of its organizational documents or any members’ or managers’ resolution, indenture, agreement or other instrument whatsoever to which it is a party or by which it is bound or to which it may be subject and will not contravene any applicable law.  Sellers each represent and warrant that this Agreement constitutes a legal, valid and binding obligation of each of Sellers enforceable against each of Sellers in accordance with its terms except as limited by laws of general application affecting the rights of creditors.

(c)           The execution and delivery of this Agreement will not violate any order, decree, statute, by-law, regulation, covenant or restriction applicable to Sellers or the Talapoosa Project.

(d)           American Gold is the record title and beneficial owner and holds good and marketable title to an undivided one hundred percent (100%) interest in and to the Fee Property, free and clear of all liens and encumbrances.

(e)           American Gold owns good and defensible record title to an undivided one hundred percent (100%) interest in and to the Mining Claims. For purposes of this Agreement, “record title” shall mean record title as reflected in the public records maintained by the recorder’s office of Lyon County, and the Nevada State office of the Bureau of Land Management.  Subject to the paramount title of the United States, rights granted by the United States to third parties, and the rights of third parties to use the surface of the Mining Claims pursuant to applicable law, American Gold owns the Mining Claims free and clear of any liens and encumbrances, and (i) the Mining Claims were properly laid out and monumented; (ii) location notices and certificates were properly recorded and filed with appropriate governmental agencies; (iii) all governmental fees have been paid in a manner required by law in order to maintain the Mining Claims through the current assessment year; and (iv) evidence of payment of governmental fees, and other filings required to maintain the Mining Claims in good standing through the current assessment year have been properly and timely recorded or filed with appropriate governmental agencies.

(f)           American Gold is the lessee under the Leases and holds good and marketable leasehold title to an undivided one hundred percent (100%) of the leasehold interest in and under the

Leases, free and clear of all liens and encumbrances.  Neither American Gold nor the lessors under the Leases are in default under any of the Leases, and to the knowledge of Sellers no event has occurred and no circumstance exists which, if not remedied, and whether with or without notice or the passage of time or both, would result in such a default. There are no consents or approvals required under the Leases for the Parties entering into this Agreement or in concluding the purchase and sale contemplated herein.

(g)           American Gold is the owner and holds good and marketable title to the Easements, free and clear of all liens and encumbrances.  Neither American Gold nor the grantors under the Easements are in default under any of the Easements, and to the knowledge of Sellers no event has occurred and no circumstance exists which, if not remedied, and whether with or without notice or the passage of time or both, would result in such a default.  There are no consents or approvals required under the Easements for the Parties entering into this Agreement or in concluding the purchase and sale contemplated herein.

(h)           American Gold is the record title and beneficial owner and holds good and marketable title to an undivided one hundred percent (100%) interest in and to the Water Rights, free and clear of any valid claims, rights, liens or encumbrances.

(i)           The Talapoosa Property described on Exhibit A (Parts 1-5) attached hereto, constitutes all of the real property interests held by Sellers or their affiliates in Lyon County, Nevada related to or held in connection with the Talapoosa Project.

(j)           There are no adverse claims or challenges against or to the ownership of or title to the Talapoosa Project or any portion thereof, nor is there any basis therefore.

(k)           There is no litigation or administrative or governmental judgments, proceedings or inquiries outstanding or pending or threatened against or relating to Sellers or the Talapoosa Project, nor is there any basis for any such action, proceeding or inquiry.

(l)           Except as provided herein, there are no outstanding agreements or options to acquire or purchase the Talapoosa Project or any portion thereof or interest therein.

(m)           No person has any royalty or other interest whatsoever in production or profits from the Talapoosa Project or any portion thereof, except for lessors’ royalties provided under the Leases with respect to the lands covered under such Leases.

(n)           All of Sellers’ previous exploration and development activities on the Talapoosa Project have been conducted in a legal and lawful manner and in no way breach any statute, by-law, regulation, covenant, restriction, plan or permit.  All governmental licenses and permits required for Sellers’ previous exploration and development activities on the Talapoosa Project, including the Permits, have been obtained and are in good standing.

(o)           No surface activities have been conducted by Sellers on the Talapoosa Project that have resulted in unreclaimed surface disturbances subject to reclamation and rehabilitation obligations and that such surface activities, if any, have been properly completed in compliance with all applicable laws.  Sellers have not received any notice of outstanding orders or directions related to environmental matters requiring any work, repair, construction or expenditures with respect to the Talapoosa Project and the conduct of operations thereto, and there is no basis on which such orders or directions could be made.

(p)           there is no material scientific or technical information on the Talapoosa Project that would make the disclosure in the technical report prepared by Tetra Tech dated April 12, 2013 and entitled “Technical Report and Resource Estimate on the Talapoosa Project, Nevada” inaccurate or misleading.

8.2.           Buyer’s and Timberline Parent’s Representations and Warranties.  Buyer and Timberline Parent represents and warrants to Sellers, as of the Effective Date, the Initial Closing Date and the Option Exercise Closing Date, that:

(a)           Buyer and Timberline Parent are each a company duly incorporated and validly subsisting and is in good standing under the laws of the jurisdiction of its incorporation.

(b)           Buyer and Timberline Parent have full power and absolute authority and capacity to enter into this Agreement and to carry out the transactions contemplated hereby except where regulatory approval is required.

(c)           Buyer and Timberline Parent  have duly obtained all corporate authorizations for the execution, delivery and performance of this Agreement and such execution, delivery and performance and the consummation of the transactions herein contemplated, including the issuance of the Shares, will not conflict with, or accelerate the performance required by or result in any breach of any covenants or agreements contained in or constitute a default under, or result in the creation of any encumbrance, lien or charge under the provisions of its constituting documents or any shareholders' or directors' resolution, indenture, agreement or other instrument whatsoever to which it is a party or by which it is bound or to which it may be subject and will not contravene any applicable law.

(d)           The execution and delivery of this Agreement will not violate any order, decree, statute, by-law, regulation, covenant or restriction applicable to Buyer or Timberline Parent.

(e)           There are no judgments against Buyer, Timberline Parent or any of their subsidiaries, if any, which are unsatisfied, nor is Buyer, Timberline Parent or any of their subsidiaries, if any, subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body.

(f)           Upon issuance pursuant to the terms of this Agreement, the Shares will be duly-issued, fully-paid and non-assessable securities of Timberline Parent.

(g)           No order ceasing, halting or suspending trading in securities of Timberline Parent nor prohibiting the sale of such securities has been issued to and is outstanding against Timberline Parent or its directors, officers or promoters, and, to the best of Timberline Parent’s knowledge, no investigations or proceedings for such purposes are pending or threatened.

(h)           Neither Buyer, Timberline Parent nor any of their affiliates, nor any person acting on their behalf has engaged in or will engage in any form of “general solicitation” or “general advertising” (as such terms are used in Rule 502 (c) under Regulation D of the U.S. Securities Act) in the United States with respect to offers or sales of the Shares.

(i)           Timberline Parent hereby agrees to use its reasonable best efforts to obtain from the NYSE MKT and TSX Venture Exchange additional listing approval of the Initial Securities on or before the Initial Closing Date and of any other Shares issuable under this Agreement in a timely manner.

(j)           The issuance of the Shares by Timberline Parent under this Agreement is exempt from the registration and prospectus requirements of applicable securities laws in Canada and the United States.

(k)           Except as set forth in the Disclosure Documents (as defined in Section 8.2(n)), Timberline Parent does not own any shares in or other securities of, or have any interest in the assets or business of, any other person.

(l)           As of the date hereof, the authorized share capital of Timberline Parent consists of 200,000,000 shares of common stock, par value U.S.$0.001, of which 10,000,084 shares are issued and outstanding as fully paid and non-assessable.

(m)           Except as set forth in the Disclosure Documents and in the reports filed under Section 16 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), in relation to Timberline Parent and its securities, no person has any right, warrant, agreement or option, present or future, contingent or absolute, or any right capable of becoming such a right, warrant, agreement or option, for the issue or allotment of any unissued shares in the capital of Timberline Parent or any other security convertible into or exchangeable for any such shares, or to require Timberline Parent to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its capital.

(n)           The disclosure documents of Timberline Parent filed with the United States Securities and Exchange Commission and available at www.sec.gov and as filed on www.sedar.com and all financial, marketing, sales and operational information relating to Timberline Parent provided by Timberline Parent to Sellers (collectively, the “Disclosure Documents”) are true, correct and complete in all material respects and do not contain any misrepresentations as such term is defined in securities laws in Canada.

(o)           The financial statements of Timberline Parent filed with the United States Securities and Exchange Commission and available at www.sec.gov and as filed on www.sedar.com (the “Financial Statements”) have been prepared in accordance with United States Generally Accepted Accounting Principles, applied on a basis consistent with that of previous fiscal periods, and present fairly and accurately, in all material respects, the financial position and all material liabilities (accrued, absolute, contingent or otherwise) of Timberline Parent, as of the dates thereof, and the results of Timberline Parent’s operations for such periods.

(p)           Timberline Parent does not have any material liabilities which are not disclosed or reflected in the Financial Statements except those incurred after September 30, 2014 in the ordinary and usual course of business.

(q)           Since September 30, 2014, there has not been any material change in the condition or operations of the business, assets or financial affairs of Timberline Parent, or any damage, destruction or loss, or other event, development or condition (individually or in the aggregate), of any character (whether or not covered by insurance) which is not generally known or which has not been disclosed to the Sellers, which may have a material and adverse effect on the business of Timberline Parent.

(r)           All tax returns and reports of Timberline Parent required by applicable laws to be filed prior to the date hereof have been filed within the times and in the manner prescribed by law and are true, complete and correct and all taxes have been paid or accrued in the Financial Statements.

(s)           The accounting and financial books and records of Timberline Parent set out and disclose all material financial transactions of Timberline Parent and such transactions have been accurately recorded in such books and records.

(t)           The minute books and corporate records of Timberline Parent contain substantially complete and accurate minutes of all meetings and proceedings of the shareholders, directors and committees of Timberline Parent, all meetings and proceedings were duly called and held, the share certificate books, register of transfers, register of shareholders and register of directors are complete and accurate in all material respects.

(u)           Timberline Parent has materially complied and will materially comply with the requirements of all applicable laws, including, without limitation, the applicable securities laws in relation to the issue and trading of its securities and all matters relating to the issue of the Shares to the Sellers pursuant to the terms of this Agreement.

(v)           Timberline Parent is a “reporting issuer” (within the meaning of the applicable securities laws) in the provinces of British Columbia and Alberta and its shares of common stock are registered under Section 12(b) of the Exchange Act and Timberline Parent is not a reporting issuer in any other jurisdiction and the Timberline Parent Shares are listed on the TSX Venture Exchange and the NYSE MKT and Timberline Parent is not in default in any material respect of any of the requirements of the applicable securities laws or TSX Venture Exchange or NYSE MKT rules and policies.

(w)           Timberline Parent is in material compliance with all applicable laws in the jurisdictions in which it carries on business and which may materially affect Timberline Parent, has not received a notice of material non-compliance, nor knows of, any facts that could give rise to a notice of material non-compliance with any such applicable laws and is not aware of any pending change or contemplated change to any applicable laws or governmental positions that would materially affect the business of Timberline Parent or the business or legal environment under which Timberline Parent operates.

(x)           Except as disclosed in the Disclosure Documents, Timberline Parent is not party to or bound by any material contract or commitment, whether oral or written. All contracts disclosed in the Disclosure Documents to which Timberline Parent is a party are all in full force and effect and unamended, no material default exists in respect thereof in relation to Timberline Parent or its subsidiaries and, to the best of Timberline Parent’s knowledge, in relation to any other party thereto, and Timberline Parent is not aware of any intention on the part of any other party thereto to terminate or materially alter any such contract or agreement.

(y)           Timberline Parent is not a party to any actions, suits or proceedings which could materially affect its business or financial condition and, to the best of Timberline Parent’s knowledge, no such actions, suits or proceedings are contemplated or have been threatened.

(z)           There are no judgments against Timberline Parent which are unsatisfied, nor are there any consent decrees or injunctions to which Timberline Parent or any of its subsidiaries is subject.

(aa)           Timberline Parent covenants, represents and warrants with and in favor of the Sellers that all of the representations and warranties set forth in this section 8.2 will be true and correct at the date of each issuance of Shares under this Agreement as if made at that time.

ARTICLE IX
Assignments

9.1.           Transfers by Buyer.

(a)           This Agreement and the benefits, rights, duties and obligations of Buyer may be assigned or transferred by Buyer in whole or in part, without prior written consent of Sellers, to any corporation, partnership or any other legal entity which Buyer directly or indirectly controls, provided that such assignment shall not relieve Timberline Parent of any liabilities under this Agreement to issue the Shares to exercise the Option.  For purposes of this paragraph, “control” means ownership in excess of fifty percent (50%).

(b)           Buyer shall have the right to sell, option or joint venture its interests in this Agreement and the Talapoosa Project prior to payment of the Option Payment only upon prior written approval of Sellers, such approval not to be unreasonably withheld, provided that such transaction shall not relieve Timberline Parent of any liabilities under this Agreement to issue the Shares to exercise the Option.

(c)           Each purchaser, optionee or joint venturer prior to the effective date of any sale, option or joint venture shall agree in writing to be bound by the terms and conditions of this Agreement, including specifically the terms to pay the Gunpoint Royalty.

9.2.           Transfer by Sellers.

(a)           Sellers may transfer or assign their entire interest in this Agreement and the Talapoosa Project subject to the written consent of Buyer, which consent shall not be unreasonably withheld, and the express assumption by the transferee of all of Sellers’ obligations and upon execution of appropriate disclosure documents as Buyer or its counsel deems necessary.

(b)           Gunpoint Parent shall not assign or transfer any rights to receive the Shares, except (i) with the prior written consent of Timberline Parent, which consent may be unreasonably withheld, or (ii) by operation of law in the event of bankruptcy or a corporate reorganization.  In the event of a permitted transfer, and in each such case, each legal transferee shall (i) provide Timberline Parent, in respect of an assignment or transfer of rights to receive Shares with certified copies of all applicable legal documentation evidencing transfer by operation of law; (ii) ratify this Agreement, and, (iii) with respect to the Shares, execute and deliver to Timberline Parent such other documentation as may be reasonably required by Timberline Parent under applicable securities laws and regulations and the applicable requirements of any stock exchange, prior to receiving any distribution of Shares. No change in ownership shall be binding on Timberline Parent until thirty (30) days after Timberline Parent has received copies of the instruments and documents required herein evidencing the change.  Except as set forth herein, Timberline Parent shall have no obligation to recognize any claims to the Shares.

(c)           Except as expressly agreed in writing by Timberline Parent, no change or division in the ownership of the Talapoosa Property or the right to issuance of the Shares shall enlarge the obligations or diminish the rights of Timberline Parent or Buyer.  Sellers covenant that any change in ownership shall be accomplished in such a manner that Buyer or Timberline Parent shall be required to give any notices hereunder only to Gunpoint Parent, its permitted transferees and assignees, as provided under Section 9.2, for and on behalf of the Sellers.  Upon breach of this covenant, Buyer and Timberline Parent may suspend all obligations hereunder, including, without reservation, issuance of Shares otherwise due to Sellers or payment of the Gunpoint Royalty until the breach has been cured.

ARTICLE X
Notice

10.1.           Notices.  All notices and other communications to a Party shall be in writing and shall be sufficiently given if (i) delivered in person, (ii) sent by electronic communications, with confirmation sent by registered, certified mail, or overnight courier delivery, or (iii) sent by registered, certified mail, or overnight courier delivery.  All notices shall be effective and shall be deemed delivered (i) if by personal delivery, on the date of delivery, (ii) if by electronic communication, on the date of receipt of the electronic communication, and (iii) if by mail or overnight delivery, on the date of receipt.  Until a change of address is communicated as indicated above, all notices shall be addressed as follows:

To Sellers:

Gunpoint Exploration Ltd.
c/o #201 - 1512 Yew Street
Vancouver, British Columbia, Canada V6K 3E4
Facsimile:  604-731-0209

To Buyer and Timberline Parent:

Timberline Resources Corporation
101 East Lakeside Avenue
Coeur d’Alene, Idaho 83814
Facsimile:  208-664-4860

10.2.           Any Party may give notice in writing of any change of its address. The address provided in said notice will thereafter be deemed to be the address of the Party for the giving of notice hereunder.

ARTICLE XI
Arbitration

11.1.           Procedure.  Any controversy or claim, whether based on contract, tort, statute or other legal or equitable theory (including, but not limited to, any claim of fraud, misrepresentation or fraudulent inducement or any question of validity or effect of this Agreement, including this clause) arising out of or related to this Agreement (including amendments or extensions), or the breach or termination of this Agreement shall be first submitted to a mutually agreed neutral third party for non-binding mediation.  If mediation is not successful, then such controversy or claim shall be settled by arbitration in accordance with the then current CPR Institute for Dispute Resolution Rules for Non-Administered Arbitration of Business Disputes or, if such entity is unable or unwilling to settle such controversy or claim, the Rules of the American Arbitration Association for Commercial Arbitration (the applicable entity, the “Institute”), and this provision.  The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. Sections 1 through 16 to the exclusion of any provision of state law inconsistent therewith or which would produce a different result, and the judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction.

11.2.           Location.  The arbitration shall be held in Reno, Nevada and there shall be one arbitrator.  Gunpoint Parent and Timberline Parent shall jointly select the arbitrator.  The arbitrator shall be chosen subject to the rules and procedures as provided by the Institute and shall have a minimum of ten (10) years’ experience in mining matters generally and in the subject matter of the dispute specifically.  The arbitrator shall have no financial interest in the outcome of the dispute.  The arbitrator shall determine the claims of the Parties and render a final award in accordance with the substantive law of the State of

Nevada, excluding the conflicts provisions of such law.  The arbitrator shall set forth the reasons for the award in writing.  Except as required by law (and then only after prior notice to the other Party), no Party shall disclose the facts of the underlying dispute or the contents or results of the arbitration without the prior consent of all Parties.  The decision of the arbitrator shall be final and binding on all Parties, and shall be enforceable in any court of competent jurisdiction.

11.3.           Limitation.  Any claim or right of action by either Party shall be time-barred if the asserting Party provides written notice of such claim or right of action later than the last day of the period of survival of the representation, warranty, covenant or indemnification obligation giving rise to such claim or right of action.  All periods of survival and statutes of limitation and defenses based upon passage of time applicable to any claim or right of action (including any counterclaim or claim of setoff) shall be tolled while the arbitration is pending.

11.4.           Inurement.  The obligation to arbitrate any claim shall extend to the successors, assigns and third party beneficiaries of the Parties.

11.5.           Discovery.  The arbitrators shall order the Parties to promptly exchange copies of all exhibits and witness lists, and, if requested by a Party, to produce other relevant documents, to answer up to ten interrogatories (including subparts), to respond to up to ten (10) requests for admissions (which shall be deemed admitted if not denied) and to produce for deposition and, if requested, at the hearing all witnesses that such Party has listed and up to four (4) other persons within such Party’s control.  Any additional discovery shall only occur by agreement of the Parties or as ordered by the arbitrators upon a finding of good cause.

11.6.           Costs.  Each Party shall bear its own costs, expenses and attorney’s and Party arbitrator fees; and one-half of the neutral arbitrator’s fees, provided that if court proceedings to stay litigation or compel arbitration are necessary, the Party who unsuccessfully opposes such proceedings shall pay all reasonable associated costs, expenses, and attorney’s fees in connection with such court proceedings.

11.7.           Authority.  The arbitrators shall not have the power to grant temporary or permanent injunctive or other equitable relief.  A Party may, notwithstanding any other provision of this Agreement, seek injunctive relief from any court of competent jurisdiction.

11.8.           Enforceability.  If any part of this arbitration provision is held to be unenforceable, it shall be severed and shall not affect either the duty to arbitrate or any other part of this provision.

ARTICLE XII
Miscellaneous

12.1.           Governing Law; Jurisdiction.  This Agreement shall be governed by and interpreted in accordance with the laws of the United States of America and the State of Nevada.  The Parties hereby consent to the non-exclusive personal jurisdiction of the state and federal courts located in the state of Nevada in connection with any controversy related to this Agreement and waive any argument that venue in any such forum is not convenient.  THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION AT LAW OR IN EQUITY OR IN ANY OTHER PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

12.2.           Entire Agreement.  This Agreement embodies the entire agreement and understanding among the Parties hereto and supersedes all prior agreements and undertakings, whether oral or written, relative to the subject matter hereof.

12.3.           Time of Essence.  Time shall be of the essence of this Agreement.

12.4.           Binding.  This Agreement shall ensure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns.

12.5.           Unenforceability of Provisions.  If any one or more of the provisions contained herein should be held to be invalid, unenforceable or illegal in any respect in any jurisdiction, the validity, legality and enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

12.6.           Counterparts.  This Agreement may be executed in counterparts which may be delivered by facsimile. Each executed counterpart shall be deemed to be an original and all such counterparts when read together constitute one and the same instrument.

12.7.           Third Party Beneficiaries.  This Agreement is exclusively for the benefit of Sellers, their successors and permitted assigns, with respect to the obligations of Buyer and Timberline Parent under this Agreement, and for the benefit of Buyer and Timberline Parent, and their respective successors and permitted assigns, with respect to the obligations of Sellers, under this Agreement, and this Agreement shall not be deemed to confer upon or given to any other third party any remedy, claim, liability, reimbursement or other right.

12.8.           U.S. Dollars.  Except as where specifically noted, all funds payable hereunder are to be payable in United States Dollars.

12.9.           Specific Performance.  The Parties acknowledge that any breach of the terms of this Agreement by Sellers would give rise to irreparable harm to Buyer and Timberline Parent for which money damages would not be an adequate remedy and accordingly the Parties agree that, in addition to any other remedies permitted under this Agreement, Buyer and Timberline Parent shall be entitled to enforce the terms of this Agreement by a decree of specific performance without the necessity of proving the inadequacy of money damages as a remedy.

12.10.           Short Form.  Contemporaneously herewith Buyer, Timberline Parent and Sellers have executed and delivered a short form of this Agreement in the form of Exhibit J (“Short Form”).  Buyer may record the Short Form if it so elects.

12.11.           Perpetuities.  The Parties do not intend that there shall be any violation of the Rule Against Perpetuities, the Rule Against Unreasonable Restraints on the Alienation of Property, or any similar rule.  If any right or option to acquire any interest in any real properties exists in this Agreement, such right or option must be exercised, if at all, so as to vest such interest within time periods permitted by applicable rules.  If, however, any such violation should inadvertently occur, the Parties hereby agree that a court or arbitrator shall reform that provision in such a way as to approximate most closely the intent of the Parties within the limits permissible under such rules.

12.12.           Survival.  Sections 1.3 (relating to the release of the Initial Securities from Escrow, as provided therein) 1.5, 2.4, 2.5, 2.6, ARTICLE IV, 5.1(b), 6.6(b), ARTICLE VII, ARTICLE VIII, ARTICLE IX, ARTICLE X, ARTICLE XI and ARTICLE XII shall survive termination of this Agreement and delivery of the closing documents.

12.13.           Regulatory Approval.  This Agreement is subject to regulatory approval, which approval Buyer and Timberline Parent shall apply for promptly after the Effective Date.

12.14.           Public Disclosure of Agreement and Sellers.  The Parties hereby consent to the filing by the other Parties of this Agreement with the United States Securities and Exchange Commission pursuant to any of the Party’s obligations under the Exchange Act and the rules and regulations thereunder and on the System for Electronic Document Analysis and Retrieval (SEDAR) Internet website of the Canadian Securities Administrators and the identification of the Parties in news releases and other continuous disclosure documents of any Party where required to comply with the Party’s public disclosure obligations under the Exchange Act and of the policies of the NYSE MKT and the TSX Venture Exchange.

12.15.           Further Assurance.  At the request of any Party, the Parties shall take such reasonable actions, and execute and deliver any further instruments, agreements, documents or other papers reasonably requested by any Party to effect the purposes of this Agreement and the transactions contemplated hereby, including without limitation, (i) the Warranty Deed, (ii) the Mining Claim Deed, (iii) the Assignment, (iv) the Water Rights Deed, (v) the Bill of Sale, (vi) Short Form, and (vii) revision of schedules consistent with the legal description of the Talapoosa Project (including any amended or relocated mining claims or subsequently issued leases).

[Remainder of Page Intentional Left Blank]

IN WITNESS WHEREOF the Parties hereto have executed this Agreement as of the Effective Date.

BUYER TALAPOOSA DEVELOPMENT CORP.

By:
Its:

TIMBERLINE PARENT TIMBERLINE RESOURCES CORPORATION

By:
Its:

SELLERS AMERICAN GOLD CAPITAL US INC.

By:
Its:

GUNPOINT EXPLORATION US LTD.

By:
Its:

GUNPOINT EXPLORATION LTD.

By:
Its:

List of Exhibits

Exhibit A-1 – Fee Property

Exhibit A-2 – Mining Claims

Exhibit A-3 – Leases

Exhibit A-4 – Easements

Exhibit A-5 – Water Rights

Exhibit B – Permits

Exhibit C – Warranty Deed

Exhibit D – Mining Claim Deed

Exhibit E – Assignment

Exhibit F – Bill of Sale

Exhibit G – Water Rights Deed

Exhibit H – Gunpoint Royalty Calculation

Exhibit I – Storage Space

Exhibit J – Short Form

Exhibit A-1
to
Option Agreement

Fee Property

Township 18 North, Range 24 East, MDB&M
Section 3: N2; N2S2

Covering approximately 330 acres

(Parcel # 015-091-03)

Exhibit A-1 – Page 1

Exhibit A-2
to
Option Agreement

Mining Claims

Serial No	Case Type	Claim Name/No.	Mer	Twp	Rn g	Sec	Subdiv	Lead File	Loc. Date
NMC1035142	LODE CLAIM	Sorrel 1	MD	18N 18N 19N	24E 25E 24E	1 6 36	NE NW SE	NMC1035142	11/3/2010
NMC1035143	LODE CLAIM	Sorrel 2	MD	18N	25E	6	NE, NW	NMC1035142	11/3/2010
NMC1035144	LODE CLAIM	Sorrel 3	MD	18N 18N	24E 25E	1 6	NE NW	NMC1035142	11/3/2010
NMC1035145	LODE CLAIM	Sorrel 4	MD	18N	25E	6	NE, NW	NMC1035142	11/3/2010
NMC1035146	LODE CLAIM	Sorrel 5	MD	18N 18N	24E 25E	1 6	NE NW	NMC1035142	11/3/2010
NMC1035147	LODE CLAIM	Sorrel 6	MD	18N	25E	6	NE, NW	NMC1035142	11/3/2010
NMC1035148	LODE CLAIM	Sorrel 7	MD	18N 18N	24E 25E	1 6	NE NW	NMC1035142	11/3/2010
NMC1035149	LODE CLAIM	Sorrel 8	MD	18N	25E	6	NE, NW	NMC1035142	11/3/2010
NMC1035150	LODE CLAIM	Sorrel 9	MD	18N 18N	24E 25E	1 6	NE, SE NW, SW	NMC1035142	11/3/2010
NMC1035151	LODE CLAIM	Sorrel 10	MD	18N	25E	6	All	NMC1035142	11/3/2010
NMC1035152	LODE CLAIM	Sorrel 11	MD	18N 18N	24E 25E	1 6	SE SW	NMC1035142	11/3/2010
NMC1035153	LODE CLAIM	Sorrel 12	MD	18N	25E	6	SW, SE	NMC1035142	11/3/2010
NMC1035154	LODE CLAIM	Sorrel 13	MD	18N 18N	24E 25E	1 6	SE SW	NMC1035142	11/3/2010
NMC1035155	LODE CLAIM	Sorrel 14	MD	18N	25E	6	SW, SE	NMC1035142	11/3/2010
NMC1035156	LODE CLAIM	Sorrel 15	MD	18N 18N	24E 25E	1 6	SE SW	NMC1035142	11/3/2010
NMC1035157	LODE CLAIM	Sorrel 16	MD	18N	25E	6	SW, SE	NMC1035142	11/3/2010
NMC1035158	LODE CLAIM	Sorrel 17	MD	18N 18N	24E 25E	1 12 6 7	SE NE SW NW	NMC1035142	11/3/2010
NMC1035159	LODE CLAIM	Sorrel 18	MD	18N	25E	6 7	SW, SE NE, NW	NMC1035142	11/3/2010
NMC1035160	LODE CLAIM	Palomino 1	MD	19N	24E	17 18 19 20	SW SE NE NW	NMC1035142	10/31/2010

Exhibit A-1 - Page 1

Serial No.	Case Type	Claim Name/No.	Mer	Twp	Rn g	Sec	Subdiv	Lead File	Loc. Date
NMC1035161	LODE CLAIM	Palomino 2	MD	19N	24E	17 20	SW NW	NMC1035142	10/31/2010
NMC1035162	LODE CLAIM	Palomino 3	MD	19N	24E	19 20	NE NW	NMC1035142	10/31/2010
NMC1035163	LODE CLAIM	Palomino 4	MD	19N	24E	20	NW	NMC1035142	10/31/2010
NMC1035164	LODE CLAIM	Palomino 5	MD	19N	24E	19 20	NE NW	NMC1035142	10/31/2010
NMC1035165	LODE CLAIM	Palomino 6	MD	19N	24E	20	NW	NMC1035142	10/31/2010
NMC1035166	LODE CLAIM	Palomino 7	MD	19N	24E	19 20	NE NW	NMC1035142	10/31/2010
NMC1035167	LODE CLAIM	Palomino 8	MD	19N	24E	20	NW	NMC1035142	10/31/2010
NMC1035168	LODE CLAIM	Palomino 9	MD	19N	24E	19 20	NE, SE NW, SW	NMC1035142	10/31/2010
NMC1035169	LODE CLAIM	Palomino 10	MD	19N	24E	20	NW, SW	NMC1035142	10/31/2010
NMC1035170	LODE CLAIM	Palomino 11	MD	19N	24E	19 20	SE SW	NMC1035142	10/31/2010
NMC1035171	LODE CLAIM	Palomino 12	MD	19N	24E	20	SW	NMC1035142	10/31/2010
NMC1035172	LODE CLAIM	Palomino 13	MD	19N	24E	19 20	SE SW	NMC1035142	10/31/2010
NMC1035173	LODE CLAIM	Palomino 14	MD	19N	24E	20	SW	NMC1035142	10/31/2010
NMC1035174	LODE CLAIM	Palomino 15	MD	19N	24E	19 20	SE SW	NMC1035142	10/31/2010
NMC1035175	LODE CLAIM	Palomino 16	MD	19N	24E	20	SW	NMC1035142	10/31/2010
NMC1035176	LODE CLAIM	Palomino 17	MD	19N	24E	19 20 29 30	SE SW NW NE	NMC1035142	10/31/2010
NMC1035177	LODE CLAIM	Palomino 18	MD	19N	24E	20 29	SW NW	NMC1035142	10/31/2010
NMC1035178	LODE CLAIM	Palomino 19	MD	19N	24E	17 20	SW, SE NE, NW	NMC1035142	11/1/2010
NMC1035179	LODE CLAIM	Palomino 20	MD	19N	24E	16 17 20 21	SW SE NE NW	NMC1035142	11/1/2010
NMC1035180	LODE CLAIM	Palomino 21	MD	19N	24E	20	NE, NW	NMC1035142	11/1/2010
NMC1035181	LODE CLAIM	Palomino 22	MD	19N	24E	20 21	NE NW	NMC1035142	11/1/2010
NMC1035182	LODE CLAIM	Palomino 23	MD	19N	24E	20	NE, NW	NMC1035142	11/1/2010
NMC1035183	LODE CLAIM	Palomino 24	MD	19N	24E	20 21	NE NW	NMC1035142	11/1/2010
NMC1035184	LODE CLAIM	Palomino 25	MD	19N	24E	20	NE, NW	NMC1035142	11/1/2010
NMC1035185	LODE CLAIM	Palomino 26	MD	19N	24E	20 21	NE NW	NMC1035142	11/1/2010
NMC1035186	LODE CLAIM	Palomino 27	MD	19N	24E	20	All	NMC1035142	11/1/2010
NMC1035187	LODE CLAIM	Palomino 28	MD	19N	24E	20 21	NE, SE NW, SW	NMC1035142	11/1/2010
NMC1035188	LODE CLAIM	Palomino 29	MD	19N	24E	20	SW, SE	NMC1035142	11/1/2010

Exhibit A-1 - Page 2

Serial No.	Case Type	Claim Name/No.	Mer	Twp	Rn g	Sec	Subdiv	Lead File	Loc. Date
NMC1035189	LODE CLAIM	Palomino 30	MD	19N	24E	20 21	SE SW	NMC1035142	11/1/2010
NMC1035190	LODE CLAIM	Palomino 31	MD	19N	24E	20	SW, SE	NMC1035142	11/1/2010
NMC1035191	LODE CLAIM	Palomino 32	MD	19N	24E	20 21	SE SW	NMC1035142	11/1/2010
NMC1035192	LODE CLAIM	Palomino 33	MD	19N	24E	20	SW, SE	NMC1035142	11/1/2010
NMC1035193	LODE CLAIM	Palomino 34	MD	19N	24E	20 21	SE SW	NMC1035142	11/1/2010
NMC1035194	LODE CLAIM	Palomino 35	MD	19N	24E	20 29	SW, SE NE, NW	NMC1035142	11/1/2010
NMC1035195	LODE CLAIM	Palomino 36	MD	19N	24E	20 21 28 29	SE SW NW NE	NMC1035142	11/1/2010
NMC1035196	LODE CLAIM	Palomino 37	MD	19N	24E	15 16 21 22	SW SE NE NW	NMC1035142	11/2/2010
NMC1035197	LODE CLAIM	Palomino 38	MD	19N	24E	15 22	SW NW	NMC1035142	11/2/2010
NMC1035198	LODE CLAIM	Palomino 39	MD	19N	24E	21 22	NE NW	NMC1035142	11/2/2010
NMC1035199	LODE CLAIM	Palomino 40	MD	19N	24E	22	NW	NMC1035142	11/2/2010
NMC1035200	LODE CLAIM	Palomino 41	MD	19N	24E	21 22	NE NW	NMC1035142	11/2/2010
NMC1035201	LODE CLAIM	Palomino 42	MD	19N	24E	22	NW	NMC1035142	11/2/2010
NMC1035202	LODE CLAIM	Palomino 43	MD	19N	24E	21 22	NE NW	NMC1035142	11/2/2010
NMC1035203	LODE CLAIM	Palomino 44	MD	19N	24E	22	NW	NMC1035142	11/2/2010
NMC1035204	LODE CLAIM	Palomino 45	MD	19N	24E	21 22	NE, SE NW, SW	NMC1035142	11/2/2010
NMC1035205	LODE CLAIM	Palomino 46	MD	19N	24E	22	NW, SW	NMC1035142	11/2/2010
NMC1035206	LODE CLAIM	Palomino 47	MD	19N	24E	21 22	SE SW	NMC1035142	11/2/2010
NMC1035207	LODE CLAIM	Palomino 48	MD	19N	24E	22	SW	NMC1035142	11/2/2010
NMC1035208	LODE CLAIM	Palomino 49	MD	19N	24E	21 22	SE SW	NMC1035142	11/2/2010
NMC1035209	LODE CLAIM	Palomino 50	MD	19N	24E	22	SW	NMC1035142	11/2/2010
NMC1035210	LODE CLAIM	Palomino 51	MD	19N	24E	21 22	SE SW	NMC1035142	11/2/2010
NMC1035211	LODE CLAIM	Palomino 52	MD	19N	24E	22	SW	NMC1035142	11/2/2010
NMC1035212	LODE CLAIM	Palomino 53	MD	19N	24E	21 22 27 28	SE SW NW NE	NMC1035142	11/2/2010
NMC1035213	LODE CLAIM	Palomino 54	MD	19N	24E	22 27	SW NW	NMC1035142	11/2/2010
NMC1035214	LODE CLAIM	Palomino 55	MD	19N	24E	15 22	SW, SE NE, NW	NMC1035142	11/2/2010

Exhibit A-1 - Page 3

Serial No.	Case Type	Claim Name/No.	Mer	Twp	Rn g	Sec	Subdiv	Lead File	Loc. Date
NMC1035215	LODE CLAIM	Palomino 56	MD	19N	24E	14 15 22 23	SW SE NE NW	NMC1035142	11/2/2010
NMC1035216	LODE CLAIM	Palomino 57	MD	19N	24E	22	NE, NW	NMC1035142	11/2/2010
NMC1035217	LODE CLAIM	Palomino 58	MD	19N	24E	22 23	NE NW	NMC1035142	11/2/2010
NMC1035218	LODE CLAIM	Palomino 59	MD	19N	24E	22	NE, NW	NMC1035142	11/2/2010
NMC1035219	LODE CLAIM	Palomino 60	MD	19N	24E	22 23	NE NW	NMC1035142	11/2/2010
NMC1035220	LODE CLAIM	Palomino 61	MD	19N	24E	22	NE, NW	NMC1035142	11/2/2010
NMC1035221	LODE CLAIM	Palomino 62	MD	19N	24E	22 23	NE NW	NMC1035142	11/2/2010
NMC1035222	LODE CLAIM	Palomino 63	MD	19N	24E	22	All	NMC1035142	11/2/2010
NMC1035223	LODE CLAIM	Palomino 64	MD	19N	24E	22 23	NE, SE NW, SW	NMC1035142	11/2/2010
NMC1035224	LODE CLAIM	Palomino 65	MD	19N	24E	22	SW, SE	NMC1035142	11/2/2010
NMC1035225	LODE CLAIM	Palomino 66	MD	19N	24E	22 23	SE SW	NMC1035142	11/2/2010
NMC1035226	LODE CLAIM	Palomino 67	MD	19N	24E	22	SW, SE	NMC1035142	11/2/2010
NMC1035227	LODE CLAIM	Palomino 68	MD	19N	24E	22 23	SE SW	NMC1035142	11/2/2010
NMC1035228	LODE CLAIM	Palomino 69	MD	19N	24E	22	SW, SE	NMC1035142	11/2/2010
NMC1035229	LODE CLAIM	Palomino 70	MD	19N	24E	22 23	SE SW	NMC1035142	11/2/2010
NMC1035230	LODE CLAIM	Palomino 71	MD	19N	24E	22 27	SW, SE NE, NW	NMC1035142	11/2/2010
NMC1035231	LODE CLAIM	Palomino 72	MD	19N	24E	22 23 26 27	SE SW NW NE	NMC1035142	11/2/2010
NMC117406	LODE CLAIM	Washington	MD	18N	24E	2	All	NMC117339	8/28/1925
NMC117407	LODE CLAIM	Lincoln #1	MD	18N	24E	2	NW, SW	NMC117339	7/1/1951
NMC117408	LODE CLAIM	Lincoln #2	MD	18N	24E	2	NW, SW	NMC117339	7/1/1951
NMC117409	LODE CLAIM	Jefferson	MD	18N	24E	2	NW, SW, SE	NMC117339	7/1/1951
NMC117410	LODE CLAIM	Roosevelt	MD	18N	24E	2	NW	NMC117339	8/23/1925
NMC912930	LODE CLAIM	Alpha	MD	18N	24E	3	NE, SE	NMC912930	9/4/2005
NMC912931	LODE CLAIM	Alpha Fr	MD	18N	24E	3	SE	NMC912930	9/4/2005
NMC912932	LODE CLAIM	Cuba	MD	18N	24E	2	NW	NMC912930	9/3/2005
NMC912933	LODE CLAIM	Equity 1	MD	18N	24E	2 3	SW SE	NMC912930	9/5/2005
NMC912934	LODE CLAIM	Equity 2	MD	18N	24E	2 3	SW SE	NMC912930	9/5/2005
NMC912935	LODE CLAIM	First Strike	MD	18N	24E	3	NE, SE	NMC912930	9/4/2005
NMC912936	LODE CLAIM	Georgia Amended	MD	18N	24E	2 3	NW, SW NE, SE	NMC912930	9/3/2005
NMC912937	LODE CLAIM	Justice	MD	18N	24E	3	NW, SW	NMC912930	9/4/2005
NMC912938	LODE CLAIM	Justice Fr	MD	18N	24E	3	NW, SW	NMC912930	9/4/2005

Exhibit A-1 - Page 4

Serial No.	Case Type	Claim Name/No.	Mer	Twp	Rn g	Sec	Subdiv	Lead File	Loc. Date
NMC912939	LODE CLAIM	Lincoln 3	MD	18N	24E	2 3	NW, SW SE	NMC912930	9/5/2005
NMC912940	LODE CLAIM	Omega	MD	18N	24E	3	All	NMC912930	9/4/2005
NMC912941	LODE CLAIM	Second Strike	MD	18N	24E	3	NE, NW	NMC912930	9/4/2005
NMC912942	LODE CLAIM	Virginia	MD	18N	24E	2	NW	NMC912930	9/3/2005
NMC912943	LODE CLAIM	Virginia Extension	MD	18N	24E	2 3	NW NE, SE	NMC912930	9/3/2005
NMC912944	LODE CLAIM	Wedge 1	MD	18N 19N	24E 24E	2 35	NW SW	NMC912930	9/3/2005
NMC912945	LODE CLAIM	Wedge 2	MD	18N 19N	24E 24E	2 35	NW SW	NMC912930	9/5/2005
NMC912946	LODE CLAIM	Wedge 3	MD	18N	24E	2	NW	NMC912930	9/5/2005
NMC912947	LODE CLAIM	AGC 1	MD	18N 19N	24E 24E	4 5 32 33	NW NE SE SW	NMC912930	9/4/2005
NMC912948	LODE CLAIM	AGC 2	MD	18N	24E	4 5	NW, SW NE, SE	NMC912930	9/4/2005
NMC912949	LODE CLAIM	AGC 3	MD	18N 19N	24E 24E	4 33	NW SW	NMC912930	9/4/2005
NMC912950	LODE CLAIM	AGC 4	MD	18N	24E	4	NW, SW	NMC912930	9/4/2005
NMC912951	LODE CLAIM	AGC 5	MD	18N 19N	24E 24E	4 33	NW SW	NMC912930	9/4/2005
NMC912952	LODE CLAIM	AGC 6	MD	18N	24E	4	NW, SW	NMC912930	9/4/2005
NMC912953	LODE CLAIM	AGC 7	MD	18N 19N	24E 24E	4 33	NW SW	NMC912930	9/4/2005
NMC912954	LODE CLAIM	AGC 8	MD	18N	24E	4	NW, SW	NMC912930	9/4/2005
NMC912955	LODE CLAIM	AGC 9	MD	18N 19N	24E 24E	4 33	NE, NW SW, SE	NMC912930	9/4/2005
NMC912956	LODE CLAIM	AGC 10	MD	18N	24E	4	All	NMC912930	9/4/2005
NMC912957	LODE CLAIM	AGC 11	MD	18N 19N	24E 24E	4 33	NE SE	NMC912930	9/4/2005
NMC912958	LODE CLAIM	AGC 12	MD	18N	24E	4	NE, SE	NMC912930	9/4/2005
NMC912959	LODE CLAIM	AGC 13	MD	18N 19N	24E 24E	4 33	NE SE	NMC912930	9/4/2005
NMC912960	LODE CLAIM	AGC 14	MD	18N	24E	4	NE, SE	NMC912930	9/4/2005
NMC912961	LODE CLAIM	AGC 15	MD	18N 19N	24E 24E	4 33	NE SE	NMC912930	9/4/2005
NMC912962	LODE CLAIM	AGC 16	MD	18N	24E	4	NE, SE	NMC912930	9/4/2005

Exhibit A-1 - Page 5

Serial No.	Case Type	Claim Name/No.	Mer	Twp	Rn g	Sec	Subdiv	Lead File	Loc. Date
NMC912963	LODE CLAIM	AGC 17	MD	18N 19N	24E 24E	3 4 33 34	NW NE SE SW	NMC912930	9/4/2005
NMC912964	LODE CLAIM	AGC 18	MD	18N	24E	3 4	NW, SW NE, SE	NMC912930	9/4/2005
NMC912965	LODE CLAIM	AGC 19	MD	18N	24E	5	SE	NMC912930	9/5/2005
NMC912966	LODE CLAIM	AGC 20	MD	18N	24E	5 8	SE NE	NMC912930	9/5/2005
NMC912967	LODE CLAIM	AGC 21	MD	18N	24E	5	SE	NMC912930	9/5/2005
NMC912968	LODE CLAIM	AGC 22	MD	18N	24E	5 8	SE NE	NMC912930	9/5/2005
NMC912969	LODE CLAIM	AGC 23	MD	18N	24E	4 5	SW SE	NMC912930	9/5/2015
NMC912970	LODE CLAIM	AGC 24	MD	18N	24E	4 5 8 9	SW SE NE NW	NMC912930	9/5/2015
NMC912971	LODE CLAIM	AGC 25	MD	18N	24E	4	SW	NMC912930	9/5/2015
NMC912972	LODE CLAIM	AGC 26	MD	18N	24E	4 9	SW NW	NMC912930	9/5/2015
NMC912973	LODE CLAIM	AGC 27	MD	18N	24E	4	SW	NMC912930	9/5/2015
NMC912974	LODE CLAIM	AGC 28	MD	18N	24E	4 9	SW NW	NMC912930	9/5/2015
NMC912975	LODE CLAIM	AGC 29	MD	18N	24E	4	SW	NMC912930	9/5/2015
NMC912976	LODE CLAIM	AGC 30	MD	18N	24E	4 9	SW NW	NMC912930	9/5/2015
NMC912977	LODE CLAIM	AGC 31	MD	18N	24E	4	SW, SE	NMC912930	9/5/2015
NMC912978	LODE CLAIM	AGC 32	MD	18N	24E	4 9	SW, SE NE, NW	NMC912930	9/5/2015
NMC912979	LODE CLAIM	AGC 33	MD	18N	24E	4	SE	NMC912930	9/5/2005
NMC912980	LODE CLAIM	AGC 34	MD	18N	24E	4 9	SE NE	NMC912930	9/5/2005
NMC912981	LODE CLAIM	AGC 35	MD	18N	24E	4	SE	NMC912930	9/5/2005
NMC912982	LODE CLAIM	AGC 36	MD	18N	24E	4 9	SE NE	NMC912930	9/5/2005
NMC912983	LODE CLAIM	AGC 37	MD	18N	24E	4	SE	NMC912930	9/5/2005
NMC912984	LODE CLAIM	AGC 38	MD	18N	24E	4 9	SE NE	NMC912930	9/5/2005
NMC912985	LODE CLAIM	AGC 39	MD	18N	24E	3 4	SW SE	NMC912930	9/5/2005
NMC912986	LODE CLAIM	AGC 40	MD	18N	24E	3 4 9 10	SW SE NE NW	NMC912930	9/5/2005
NMC912987	LODE CLAIM	AGC 41	MD	18N	24E	8 9	NE NW	NMC912930	9/8/2005
NMC912988	LODE CLAIM	AGC 42	MD	18N	24E	9	NW	NMC912930	9/8/2005

Exhibit A-1 - Page 6

Serial No.	Case Type	Claim Name/No.	Mer	Twp	Rn g	Sec	Subdiv	Lead File	Loc. Date
NMC912989	LODE CLAIM	AGC 43	MD	18N	24E	9	NE, NW	NMC912930	9/8/2005
NMC912990	LODE CLAIM	AGC 44	MD	18N	24E	9 10	NE NW	NMC912930	9/8/2005
NMC912991	LODE CLAIM	AGC 45	MD	18N	24E	3 10	SW NW	NMC912930	9/6/2005
NMC912992	LODE CLAIM	AGC 46	MD	18N	24E	10	NW	NMC912930	9/6/2005
NMC912993	LODE CLAIM	AGC 47	MD	18N	24E	3 10	SW NW	NMC912930	9/6/2005
NMC912994	LODE CLAIM	AGC 48	MD	18N	24E	10	NW	NMC912930	9/6/2005
NMC912995	LODE CLAIM	AGC 49	MD	18N	24E	3 10	SW NW	NMC912930	9/6/2005
NMC912996	LODE CLAIM	AGC 50	MD	18N	24E	10	NW	NMC912930	9/6/2005
NMC912997	LODE CLAIM	AGC 51	MD	18N	24E	3	SW	NMC912930	9/6/2005
NMC912998	LODE CLAIM	AGC 52	MD	18N	24E	10	NW	NMC912930	9/6/2005
NMC912999	LODE CLAIM	AGC 53	MD	18N	24E	3	SW, SE	NMC912930	9/6/2005
NMC913000	LODE CLAIM	AGC 54	MD	18N	24E	3 10	SW, SE NE, NW	NMC912930	9/6/2005
NMC913001	LODE CLAIM	AGC 55	MD	18N	24E	3	SE	NMC912930	9/6/2005
NMC913002	LODE CLAIM	AGC 56	MD	18N	24E	3 10	SE NE	NMC912930	9/6/2005
NMC913003	LODE CLAIM	AGC 57	MD	18N	24E	3	SE	NMC912930	9/6/2005
NMC913004	LODE CLAIM	AGC 58	MD	18N	24E	3 10	SE NE	NMC912930	9/6/2005
NMC913005	LODE CLAIM	AGC 59	MD	18N	24E	3	SE	NMC912930	9/6/2005
NMC913006	LODE CLAIM	AGC 60	MD	18N	24E	3 10	SE NE	NMC912930	9/6/2005
NMC913007	LODE CLAIM	AGC 61	MD	18N	24E	2 3	SW SE	NMC912930	9/6/2005
NMC913008	LODE CLAIM	AGC 62	MD	18N	24E	2 3 10 11	SW SE NE NW	NMC912930	9/6/2005
NMC913009	LODE CLAIM	AGC 63	MD	18N	24E	2	SW	NMC912930	9/6/2005
NMC913010	LODE CLAIM	AGC 64	MD	18N	24E	2 11	SW NW	NMC912930	9/6/2005
NMC913011	LODE CLAIM	AGC 65	MD	18N	24E	2	SW	NMC912930	9/6/2005
NMC913012	LODE CLAIM	AGC 66	MD	18N	24E	2 11	SW NW	NMC912930	9/6/2005
NMC913013	LODE CLAIM	AGC 67	MD	18N	24E	2 11	SW NW	NMC912930	9/6/2005
NMC913014	LODE CLAIM	AGC 68	MD	18N	24E	2 11	SW NE, NW	NMC912930	9/6/2005
NMC913015	LODE CLAIM	AGC 69	MD	18N	24E	2	SW, SE	NMC912930	9/6/2005
NMC913016	LODE CLAIM	AGC 70	MD	18N	24E	2 11	SE NE	NMC912930	9/6/2005
NMC913017	LODE CLAIM	AGC 71	MD	18N	24E	2	SE	NMC912930	9/6/2005
NMC913018	LODE CLAIM	AGC 72	MD	18N	24E	2 11	SE NE	NMC912930	9/6/2005
NMC913019	LODE CLAIM	AGC 73	MD	18N	24E	2	SE	NMC912930	9/6/2005

Exhibit A-1 - Page 7

Serial No.	Case Type	Claim Name/No.	Mer	Twp	Rn g	Sec	Subdiv	Lead File	Loc. Date
NMC913020	LODE CLAIM	AGC 74	MD	18N	24E	2 11	SE NE	NMC912930	9/6/2005
NMC913021	LODE CLAIM	AGC 75	MD	18N	24E	2	SE	NMC912930	9/6/2005
NMC913022	LODE CLAIM	AGC 76	MD	18N	24E	2 11	SE NE	NMC912930	9/6/2005
NMC913023	LODE CLAIM	AGC 77	MD	18N	24E	1 2	SW SE	NMC912930	9/6/2005
NMC913024	LODE CLAIM	AGC 78	MD	18N	24E	1 2 11 12	SW SE NE NW	NMC912930	9/6/2005
NMC913025	LODE CLAIM	AGC 79	MD	18N	24E	2	NE, NW	NMC912930	9/7/2005
NMC913026	LODE CLAIM	AGC 80	MD	18N	24E	2	All	NMC912930	9/7/2005
NMC913027	LODE CLAIM	AGC 81	MD	18N	24E	2	NE	NMC912930	9/7/2005
NMC913028	LODE CLAIM	AGC 82	MD	18N	24E	2	NE, SE	NMC912930	9/7/2005
NMC913029	LODE CLAIM	AGC 83	MD	18N	24E	2	NE	NMC912930	9/7/2005
NMC913030	LODE CLAIM	AGC 84	MD	18N	24E	2	NE, SE	NMC912930	9/7/2005
NMC913031	LODE CLAIM	AGC 85	MD	18N	24E	2	NE	NMC912930	9/7/2005
NMC913032	LODE CLAIM	AGC 86	MD	18N	24E	2	NE, SE	NMC912930	9/7/2005
NMC913033	LODE CLAIM	AGC 87	MD	18N	24E	1 2	NW NE	NMC912930	9/7/2005
NMC913034	LODE CLAIM	AGC 88	MD	18N	24E	1 2	NW, SW NE, SE	NMC912930	9/7/2005
NMC913035	LODE CLAIM	AGC 89	MD	18N 19N	24E 24E	2 3 35	NW NE SW	NMC912930	9/7/2005
NMC913036	LODE CLAIM	AGC 90	MD	18N 19N	24E 24E	2 35	NE, NW SW, SE	NMC912930	9/7/2005
NMC913037	LODE CLAIM	AGC 91	MD	18N 19N	24E 24E	2 35	NE SE	NMC912930	9/7/2005
NMC913038	LODE CLAIM	AGC 92	MD	18N 19N	24E 24E	1 2 35 36	NW NE SE SW	NMC912930	9/7/2005
NMC913039	LODE CLAIM	AGC 93	MD	18N	24E	2	NW	NMC912930	9/7/2005
NMC913040	LODE CLAIM	AGC 94	MD	18N	24E	2	NW	NMC912930	9/7/2005
NMC913041	LODE CLAIM	AGC 95	MD	18N	24E	2	NW	NMC912930	9/7/2005
NMC913042	LODE CLAIM	AGC 96	MD	18N	24E	2	SW, SE	NMC912930	9/6/2005
NMC913043	LODE CLAIM	AGC 97	MD	19N	24E	33 34	SE SW	NMC912930	9/3/2005
NMC913044	LODE CLAIM	AGC 98	MD	19N	24E	34	SW	NMC912930	9/3/2005
NMC913045	LODE CLAIM	AGC 99	MD	18N 19N	24E 24E	3 4 33 34	NW NE SE SW	NMC912930	9/3/2005

Exhibit A-1 - Page 8

Serial No.	Case Type	Claim Name/No.	Mer	Twp	Rn g	Sec	Subdiv	Lead File	Loc. Date
NMC913046	LODE CLAIM	AGC 100	MD	18N 19N	24E 24E	3 34	NW SW	NMC912930	9/3/2005
NMC913047	LODE CLAIM	AGC 101	MD	18N 19N	24E 24E	3 34	NE, NW SW, SE	NMC912930	9/3/2005
NMC913048	LODE CLAIM	AGC 102	MD	18N	24E	2 3	NW NE	NMC912930	9/7/2005
NMC934666	LODE CLAIM	Tal 1	MD	19N	24E	29 30 31 32	SW SE NE NW	NMC934666	7/14/2006
NMC934667	LODE CLAIM	Tal 2	MD	19N	24E	31 32	NE NW	NMC934666	7/14/2006
NMC934668	LODE CLAIM	Tal 3	MD	19N	24E	29 32	SW NW	NMC934666	7/14/2006
NMC934669	LODE CLAIM	Tal 4	MD	19N	24E	32	NW	NMC934666	7/14/2006
NMC934670	LODE CLAIM	Tal 5	MD	19N	24E	29 32	SW NW	NMC934666	7/14/2006
NMC934671	LODE CLAIM	Tal 6	MD	19N	24E	32	NW	NMC934666	7/14/2006
NMC934672	LODE CLAIM	Tal 7	MD	19N	24E	29 32	SW NW	NMC934666	7/14/2006
NMC934673	LODE CLAIM	Tal 8	MD	19N	24E	32	NW	NMC934666	7/14/2006
NMC934674	LODE CLAIM	Tal 9	MD	19N	24E	29 32	SW, SE NE, NW	NMC934666	7/14/2006
NMC934675	LODE CLAIM	Tal 10	MD	19N	24E	32	NE, NW	NMC934666	7/14/2006
NMC934676	LODE CLAIM	Tal 11	MD	19N	24E	29 32	SE NE	NMC934666	7/14/2006
NMC934677	LODE CLAIM	Tal 12	MD	19N	24E	32	NE	NMC934666	7/14/2006
NMC934678	LODE CLAIM	Tal 13	MD	19N	24E	29 32	SE NE	NMC934666	7/14/2006
NMC934679	LODE CLAIM	Tal 14	MD	19N	24E	32	NE	NMC934666	7/14/2006
NMC934680	LODE CLAIM	Tal 15	MD	19N	24E	29 32	SE NE	NMC934666	7/14/2006
NMC934681	LODE CLAIM	Tal 16	MD	19N	24E	32	NE	NMC934666	7/14/2006
NMC934682	LODE CLAIM	Tal 17	MD	19N	24E	29 32	SE NE	NMC934666	7/14/2006
NMC934683	LODE CLAIM	Tal 18	MD	19N	24E	32	NE	NMC934666	7/14/2006
NMC934684	LODE CLAIM	Tal 19	MD	19N	24E	31 32	NE, SE NW, SW	NMC934666	7/26/2006
NMC934685	LODE CLAIM	Tal 20	MD	18N 19N	24E 24E	5 6 31 32	NW NE SE SW	NMC934666	7/26/2006
NMC934686	LODE CLAIM	Tal 21	MD	19N	24E	32	NW, SW	NMC934666	7/26/2006
NMC934687	LODE CLAIM	Tal 22	MD	18N 19N	24E 24E	5 32	NW SW	NMC934666	7/26/2006

Exhibit A-1 - Page 9

Serial No.	Case Type	Claim Name/No.	Mer	Twp	Rn g	Sec	Subdiv	Lead File	Loc. Date
NMC934688	LODE CLAIM	Tal 23	MD	19N	24E	32	NW, SW	NMC934666	7/26/2006
NMC934689	LODE CLAIM	Tal 24	MD	18N 19N	24E 24E	5 32	NW SW	NMC934666	7/26/2006
NMC934690	LODE CLAIM	Tal 25	MD	19N	24E	32	NW, SW	NMC934666	7/26/2006
NMC934691	LODE CLAIM	Tal 26	MD	18N 19N	24E 24E	5 32	NW SW	NMC934666	7/26/2006
NMC934692	LODE CLAIM	Tal 27	MD	19N	24E	32	All	NMC934666	7/26/2006
NMC934693	LODE CLAIM	Tal 28	MD	18N 19N	24E 24E	5 32	NE, NW SW, SE	NMC934666	7/26/2006
NMC934694	LODE CLAIM	Tal 29	MD	19N	24E	32	NE, SE	NMC934666	7/26/2006
NMC934695	LODE CLAIM	Tal 30	MD	18N 19N	24E 24E	5 32	NE SE	NMC934666	7/26/2006
NMC934696	LODE CLAIM	Tal 31	MD	19N	24E	32	NE, SE	NMC934666	7/26/2006
NMC934697	LODE CLAIM	Tal 32	MD	18N 19N	24E 24E	5 32	NE SE	NMC934666	7/26/2006
NMC934698	LODE CLAIM	Tal 33	MD	19N	24E	32	NE, SE	NMC934666	7/26/2006
NMC934699	LODE CLAIM	Tal 34	MD	19N	24E	32	SE	NMC934666	7/26/2006
NMC934700	LODE CLAIM	Tal 35	MD	19N	24E	32 33	NE, SE SW	NMC934666	7/26/2006
NMC934701	LODE CLAIM	Tal 36	MD	19N	24E	32 33	SE SW	NMC934666	7/26/2006
NMC934702	LODE CLAIM	Tal 37	MD	18N	24E	5 6	NW NE	NMC934666	7/13/2006
NMC934703	LODE CLAIM	Tal 38	MD	18N	24E	5 6	NW, SW NE, SE	NMC934666	7/13/2006
NMC934704	LODE CLAIM	Tal 39	MD	18N	24E	5	NW	NMC934666	7/13/2006
NMC934705	LODE CLAIM	Tal 40	MD	18N	24E	5	NW, SW	NMC934666	7/13/2006
NMC934706	LODE CLAIM	Tal 41	MD	18N	24E	5	NW	NMC934666	7/13/2006
NMC934707	LODE CLAIM	Tal 42	MD	18N	24E	5	NW, SW	NMC934666	7/13/2006
NMC934708	LODE CLAIM	Tal 43	MD	18N	24E	5	NW	NMC934666	7/13/2006
NMC934709	LODE CLAIM	Tal 44	MD	18N	24E	5	NW, SW	NMC934666	7/13/2006
NMC934710	LODE CLAIM	Tal 45	MD	18N	24E	5	NE, NW	NMC934666	7/13/2006
NMC934711	LODE CLAIM	Tal 46	MD	18N	24E	5	All	NMC934666	7/13/2006
NMC934712	LODE CLAIM	Tal 47	MD	18N	24E	5	NE	NMC934666	7/13/2006
NMC934713	LODE CLAIM	Tal 48	MD	18N	24E	5	NE, SE	NMC934666	7/13/2006
NMC934714	LODE CLAIM	Tal 49	MD	18N	24E	5	NE	NMC934666	7/13/2006
NMC934715	LODE CLAIM	Tal 50	MD	18N	24E	5	NE, SE	NMC934666	7/13/2006
NMC934716	LODE CLAIM	Tal 51	MD	18N	24E	5	NE	NMC934666	7/13/2006
NMC934717	LODE CLAIM	Tal 52	MD	18N	24E	5	NE, SE	NMC934666	7/13/2006
NMC934718	LODE CLAIM	Tal 53	MD	18N 19N	24E 24E	5 32	NE SE	NMC934666	7/13/2006
NMC934719	LODE CLAIM	Tal 54	MD	18N	24E	5	NE, SE	NMC934666	7/13/2006

Exhibit A-1 - Page 10

Serial No.	Case Type	Claim Name/No.	Mer	Twp	Rn g	Sec	Subdiv	Lead File	Loc. Date
NMC934720	LODE CLAIM	Tal 55	MD	18N	24E	5 6	SW SE	NMC934666	7/13/2006
NMC934721	LODE CLAIM	Tal 56	MD	18N	24E	5 6 7 8	SW SE NE NW	NMC934666	7/13/2006
NMC934722	LODE CLAIM	Tal 57	MD	18N	24E	5	SW	NMC934666	7/13/2006
NMC934723	LODE CLAIM	Tal 58	MD	18N	24E	5 8	SW NW	NMC934666	7/13/2006
NMC934724	LODE CLAIM	Tal 59	MD	18N	24E	5	SW	NMC934666	7/13/2006
NMC934725	LODE CLAIM	Tal 60	MD	18N	24E	5 8	SW NW	NMC934666	7/13/2006
NMC934726	LODE CLAIM	Tal 61	MD	18N	24E	5	SW	NMC934666	7/13/2006
NMC934727	LODE CLAIM	Tal 62	MD	18N	24E	5 8	SW NW	NMC934666	7/13/2006
NMC934728	LODE CLAIM	Tal 63	MD	18N	24E	5	SW, SE	NMC934666	7/13/2006
NMC934729	LODE CLAIM	Tal 64	MD	18N	24E	5 8	SW, SE NE, NW	NMC934666	7/13/2006
NMC934730	LODE CLAIM	Tal 65	MD	18N	24E	5	SE	NMC934666	7/13/2006
NMC934731	LODE CLAIM	Tal 66	MD	18N	24E	5 8	SE NE	NMC934666	7/13/2006
NMC934732	LODE CLAIM	Tal 67	MD	18N	24E	5	SE	NMC934666	7/13/2006
NMC934733	LODE CLAIM	Tal 68	MD	18N	24E	5 8	SE NE	NMC934666	7/13/2006
NMC934734	LODE CLAIM	Tal 69	MD	18N	24E	7 8	NE NW	NMC934666	7/13/2006
NMC934735	LODE CLAIM	Tal 70	MD	18N	24E	7 8	NE, SE NW, SW	NMC934666	7/13/2006
NMC934736	LODE CLAIM	Tal 71	MD	18N	24E	8	NW	NMC934666	7/13/2006
NMC934737	LODE CLAIM	Tal 72	MD	18N	24E	8	NW, SW	NMC934666	7/13/2006
NMC934738	LODE CLAIM	Tal 73	MD	18N	24E	8	NW	NMC934666	7/13/2006
NMC934739	LODE CLAIM	Tal 74	MD	18N	24E	8	NW, SW	NMC934666	7/13/2006
NMC934740	LODE CLAIM	Tal 75	MD	18N	24E	8	NW	NMC934666	7/13/2006
NMC934741	LODE CLAIM	Tal 76	MD	18N	24E	8	NW, SW	NMC934666	7/13/2006
NMC934742	LODE CLAIM	Tal 77	MD	18N	24E	8	NE, NW	NMC934666	7/13/2006
NMC934743	LODE CLAIM	Tal 78	MD	18N	24E	8	All	NMC934666	7/13/2006
NMC934744	LODE CLAIM	Tal 79	MD	18N	24E	8	NE	NMC934666	7/13/2006
NMC934745	LODE CLAIM	Tal 80	MD	18N	24E	8	NE, SE	NMC934666	7/13/2006
NMC934746	LODE CLAIM	Tal 81	MD	18N	24E	8	NE	NMC934666	7/13/2006
NMC934747	LODE CLAIM	Tal 82	MD	18N	24E	8	NE, SE	NMC934666	7/13/2006
NMC934748	LODE CLAIM	Tal 83	MD	18N	24E	8	NE	NMC934666	7/13/2006
NMC934749	LODE CLAIM	Tal 84	MD	18N	24E	8	NE, SE	NMC934666	7/13/2006
NMC934750	LODE CLAIM	Tal 85	MD	18N	24E	8 9	NE NW	NMC934666	7/13/2006
NMC934751	LODE CLAIM	Tal 86	MD	18N	24E	8 9	NE, SE NW, SW	NMC934666	7/13/2006
NMC934752	LODE CLAIM	Tal 87	MD	18N	24E	8 9	NE NW	NMC934666	7/13/2006
NMC934753	LODE CLAIM	Tal 88	MD	18N	24E	9	NW, SW	NMC934666	7/13/2006

Exhibit A-1 - Page 11

Serial No.	Case Type	Claim Name/No.	Mer	Twp	Rn g	Sec	Subdiv	Lead File	Loc. Date
NMC934754	LODE CLAIM	Tal 89	MD	18N	24E	9	NW	NMC934666	7/13/2006
NMC934755	LODE CLAIM	Tal 90	MD	18N	24E	9	NW, SW	NMC934666	7/13/2006
NMC934756	LODE CLAIM	Tal 91	MD	18N	24E	9	NW	NMC934666	7/12/2006
NMC934757	LODE CLAIM	Tal 92	MD	18N	24E	9	NW, SW	NMC934666	7/12/2006
NMC934758	LODE CLAIM	Tal 93	MD	18N	24E	9	NW	NMC934666	7/12/2006
NMC934759	LODE CLAIM	Tal 94	MD	18N	24E	9	NW, SW	NMC934666	7/12/2006
NMC934760	LODE CLAIM	Tal 95	MD	18N	24E	9	NE, NW	NMC934666	7/12/2006
NMC934761	LODE CLAIM	Tal 96	MD	18N	24E	9	All	NMC934666	7/12/2006
NMC934762	LODE CLAIM	Tal 97	MD	18N	24E	9	NE	NMC934666	7/12/2006
NMC934763	LODE CLAIM	Tal 98	MD	18N	24E	9	NE, SE	NMC934666	7/12/2006
NMC934764	LODE CLAIM	Tal 99	MD	18N	24E	9	NE	NMC934666	7/12/2006
NMC934765	LODE CLAIM	Tal 100	MD	18N	24E	9	NE, SE	NMC934666	7/12/2006
NMC934766	LODE CLAIM	Tal 101	MD	18N	24E	9	NE	NMC934666	7/12/2006
NMC934767	LODE CLAIM	Tal 102	MD	18N	24E	9	NE, SE	NMC934666	7/12/2006
NMC934768	LODE CLAIM	Tal 103	MD	18N	24E	9 10	NE NW	NMC934666	7/12/2006
NMC934769	LODE CLAIM	Tal 104	MD	18N	24E	9 10	NE, SE NW, SW	NMC934666	7/12/2006
NMC934770	LODE CLAIM	Tal 105	MD	18N	24E	10	NW, SW	NMC934666	7/12/2006
NMC934771	LODE CLAIM	Tal 106	MD	18N	24E	10	SW	NMC934666	7/12/2006
NMC934772	LODE CLAIM	Tal 107	MD	18N	24E	10	NW, SW	NMC934666	7/12/2006
NMC934773	LODE CLAIM	Tal 108	MD	18N	24E	10	SW	NMC934666	7/12/2006
NMC934774	LODE CLAIM	Tal 110	MD	18N	24E	10	SW	NMC934666	7/12/2006
NMC934775	LODE CLAIM	Tal 110	MD	18N	24E	10	SW	NMC934666	7/12/2006
NMC934776	LODE CLAIM	Tal 111	MD	18N	24E	10	NW, SW	NMC934666	7/12/2006
NMC934777	LODE CLAIM	Tal 112	MD	18N	24E	10	SW	NMC934666	7/12/2006
NMC934778	LODE CLAIM	Tal 113	MD	18N	24E	10	All	NMC934666	7/12/2006
NMC934779	LODE CLAIM	Tal 114	MD	18N	24E	10	SW, SE	NMC934666	7/12/2006
NMC934780	LODE CLAIM	Tal 115	MD	18N	24E	10	NE, SE	NMC934666	7/12/2006
NMC934781	LODE CLAIM	Tal 116	MD	18N	24E	10	SE	NMC934666	7/12/2006
NMC934782	LODE CLAIM	Tal 117	MD	18N	24E	10	NE, SE	NMC934666	7/12/2006
NMC934783	LODE CLAIM	Tal 118	MD	18N	24E	10	SE	NMC934666	7/12/2006
NMC934784	LODE CLAIM	Tal 119	MD	18N	24E	10	NE, SE	NMC934666	7/12/2006
NMC934785	LODE CLAIM	Tal 120	MD	18N	24E	10	SE	NMC934666	7/12/2006
NMC934786	LODE CLAIM	Tal 121	MD	18N	24E	10 11	NE, SE NW, SW	NMC934666	7/12/2006
NMC934787	LODE CLAIM	Tal 122	MD	18N	24E	10 11	SE SW	NMC934666	7/12/2006
NMC934788	LODE CLAIM	Tal 123	MD	18N	24E	11	NW, SW	NMC934666	7/12/2006
NMC934789	LODE CLAIM	Tal 124	MD	18N	24E	11	SW	NMC934666	7/12/2006
NMC934790	LODE CLAIM	Tal 125	MD	18N	24E	11	NW, SW	NMC934666	7/12/2006
NMC934791	LODE CLAIM	Tal 126	MD	18N	24E	11	SW	NMC934666	7/12/2006
NMC934792	LODE CLAIM	Tal 127	MD	18N	24E	11	NW, SW	NMC934666	7/12/2006
NMC934793	LODE CLAIM	Tal 128	MD	18N	24E	11	SW	NMC934666	7/12/2006
NMC934794	LODE CLAIM	Tal 129	MD	18N	24E	11	All	NMC934666	7/12/2006
NMC934795	LODE CLAIM	Tal 130	MD	18N	24E	11	SW, SE	NMC934666	7/12/2006
NMC934796	LODE CLAIM	Tal 131	MD	18N	24E	11	NE, SE	NMC934666	7/12/2006
NMC934797	LODE CLAIM	Tal 132	MD	18N	24E	11	SE	NMC934666	7/12/2006

Exhibit A-1 - Page 12

Serial No.	Case Type	Claim Name/No.	Mer	Twp	Rn g	Sec	Subdiv	Lead File	Loc. Date
NMC934798	LODE CLAIM	Tal 133	MD	18N	24E	11	NE, SE	NMC934666	7/12/2006
NMC934799	LODE CLAIM	Tal 134	MD	18N	24E	11	SE	NMC934666	7/12/2006
NMC934800	LODE CLAIM	Tal 135	MD	18N	24E	11	NE, SE	NMC934666	7/12/2006
NMC934801	LODE CLAIM	Tal 136	MD	18N	24E	11	SE	NMC934666	7/12/2006
NMC934802	LODE CLAIM	Tal 137	MD	18N	24E	11	NE, SE	NMC934666	7/12/2006
NMC934803	LODE CLAIM	Tal 138	MD	18N	24E	11	SE	NMC934666	7/12/2006
NMC934804	LODE CLAIM	Tal 139	MD	18N	24E	7 8 17 18	SE SW NW NE	NMC934666	7/13/2006
NMC934805	LODE CLAIM	Tal 140	MD	18N	24E	8 17	SW NW	NMC934666	7/13/2006
NMC934806	LODE CLAIM	Tal 141	MD	18N	24E	8 17	SW NW	NMC934666	7/13/2006
NMC934807	LODE CLAIM	Tal 142	MD	18N	24E	8 17	SW NW	NMC934666	7/13/2006
NMC934808	LODE CLAIM	Tal 143	MD	18N	24E	8 17	SW, SE NE, NW	NMC934666	7/13/2006
NMC934809	LODE CLAIM	Tal 144	MD	18N	24E	8 17	SE NE	NMC934666	7/13/2006
NMC934810	LODE CLAIM	Tal 145	MD	18N	24E	8 17	SE NE	NMC934666	7/13/2006
NMC934811	LODE CLAIM	Tal 146	MD	18N	24E	8 17	SE NE	NMC934666	7/13/2006
NMC934812	LODE CLAIM	Tal 147	MD	18N	24E	8 9 16 17	SE SW NW NE	NMC934666	7/13/2006
NMC934813	LODE CLAIM	Tal 148	MD	18N	24E	9 16	SW NW	NMC934666	7/13/2006
NMC934814	LODE CLAIM	Tal 149	MD	18N	24E	9 16	SW NW	NMC934666	7/13/2006
NMC934815	LODE CLAIM	Tal 150	MD	18N	24E	9 16	SW NW	NMC934666	7/13/2006
NMC934816	LODE CLAIM	Tal 151	MD	18N	24E	9 16	SW NW	NMC934666	7/13/2006
NMC934817	LODE CLAIM	Tal 152	MD	18N	24E	9	SW, SE	NMC934666	7/13/2006
NMC934818	LODE CLAIM	Tal 153	MD	18N	24E	9	SE	NMC934666	7/13/2006
NMC934819	LODE CLAIM	Tal 154	MD	18N	24E	9	SE	NMC934666	7/13/2006
NMC934820	LODE CLAIM	Tal 155	MD	18N	24E	9	SE	NMC934666	7/13/2006
NMC934821	LODE CLAIM	Tal 156	MD	18N	24E	9 10	SE SW	NMC934666	7/13/2006
NMC934822	LODE CLAIM	Tal 157	MD	18N	24E	10 15	SW NW	NMC934666	7/17/2006
NMC934823	LODE CLAIM	Tal 158	MD	18N	24E	10 15	SW NW	NMC934666	7/17/2006
NMC934824	LODE CLAIM	Tal 159	MD	18N	24E	10 15	SW NW	NMC934666	7/17/2006
NMC934825	LODE CLAIM	Tal 160	MD	18N	24E	10 15	SW NW	NMC934666	7/17/2006

Exhibit A-1 - Page 13

Serial No.	Case Type	Claim Name/No.	Mer	Twp	Rn g	Sec	Subdiv	Lead File	Loc. Date
NMC934826	LODE CLAIM	Tal 161	MD	18N	24E	10 15	SW, SE NE, NW	NMC934666	7/17/2006
NMC934827	LODE CLAIM	Tal 162	MD	18N	24E	10 15	SE NE	NMC934666	7/17/2006
NMC934828	LODE CLAIM	Tal 163	MD	18N	24E	10 15	SE NE	NMC934666	7/17/2006
NMC934829	LODE CLAIM	Tal 164	MD	18N	24E	10 15	SE NE	NMC934666	7/17/2006
NMC934830	LODE CLAIM	Tal 165	MD	18N	24E	10 11 14 15	SE SW NW NE	NMC934666	7/17/2006
NMC934831	LODE CLAIM	Tal 166	MD	18N	24E	11 14	SW NW	NMC934666	7/17/2006
NMC934832	LODE CLAIM	Tal 167	MD	18N	24E	11 14	SW NW	NMC934666	7/17/2006
NMC934833	LODE CLAIM	Tal 168	MD	18N	24E	11 14	SW NW	NMC934666	7/17/2006
NMC934834	LODE CLAIM	Tal 169	MD	18N	24E	11 14	SW, SE NE, NW	NMC934666	7/17/2006
NMC934835	LODE CLAIM	Tal 170	MD	18N	24E	11 14	SE NE	NMC934666	7/17/2006
NMC934836	LODE CLAIM	Tal 171	MD	18N	24E	11 14	SE NE	NMC934666	7/17/2006
NMC934837	LODE CLAIM	Tal 172	MD	18N	24E	11 14	SE NE	NMC934666	7/17/2006
NMC934838	LODE CLAIM	Tal 173	MD	18N	24E	11 14	SE NE	NMC934666	7/17/2006
NMC934874	LODE CLAIM	Tal 209	MD	19N	24E	22 23 26 27	SE SW NW NE	NMC934666	7/17/2006
NMC934875	LODE CLAIM	Tal 210	MD	19N	24E	26 27	NW, SW NE, SE	NMC934666	7/17/2006
NMC934876	LODE CLAIM	Tal 211	MD	19N	24E	23 26	SW NW	NMC934666	7/17/2006
NMC934877	LODE CLAIM	Tal 212	MD	19N	24E	26	NW, SW	NMC934666	7/17/2006
NMC934878	LODE CLAIM	Tal 213	MD	19N	24E	23 26	SW NW	NMC934666	7/17/2006
NMC934879	LODE CLAIM	Tal 214	MD	19N	24E	26	NW, SW	NMC934666	7/17/2006
NMC934880	LODE CLAIM	Tal 215	MD	19N	24E	23 26	SW NW	NMC934666	7/17/2006
NMC934881	LODE CLAIM	Tal 216	MD	19N	24E	26	NW, SW	NMC934666	7/17/2006
NMC934882	LODE CLAIM	Tal 217	MD	19N	24E	23 26	SW, SE NE, NW	NMC934666	7/17/2006
NMC934883	LODE CLAIM	Tal 218	MD	19N	24E	26	All	NMC934666	7/17/2006
NMC934884	LODE CLAIM	Tal 219	MD	19N	24E	23 26	SE NE	NMC934666	7/17/2006

Exhibit A-1 - Page 14

Serial No.	Case Type	Claim Name/No.	Mer	Twp	Rn g	Sec	Subdiv	Lead File	Loc. Date
NMC934885	LODE CLAIM	Tal 220	MD	19N	24E	26	NE, SE	NMC934666	7/17/2006
NMC934886	LODE CLAIM	Tal 221	MD	19N	24E	23 26	SE NE	NMC934666	7/17/2006
NMC934887	LODE CLAIM	Tal 222	MD	19N	24E	26	NE, SE	NMC934666	7/17/2006
NMC934888	LODE CLAIM	Tal 223	MD	19N	24E	23 26	SE NE	NMC934666	7/17/2006
NMC934889	LODE CLAIM	Tal 224	MD	19N	24E	26	NE, SE	NMC934666	7/17/2006
NMC934890	LODE CLAIM	Tal 225	MD	19N	24E	23 25 26	SE NW NE	NMC934666	7/17/2006
NMC934891	LODE CLAIM	Tal 226	MD	19N	24E	25 26	NW, SW NE, SE	NMC934666	7/17/2006
NMC934892	LODE CLAIM	Tal 227	MD	19N	24E	26 27	SW SE	NMC934666	7/18/2006
NMC934893	LODE CLAIM	Tal 228	MD	19N	24E	26 27 34 35	SW SE NE NW	NMC934666	7/18/2006
NMC934894	LODE CLAIM	Tal 229	MD	19N	24E	26	SW	NMC934666	7/18/2006
NMC934895	LODE CLAIM	Tal 230	MD	19N	24E	26 35	SW NW	NMC934666	7/18/2006
NMC934896	LODE CLAIM	Tal 231	MD	19N	24E	26	SW	NMC934666	7/18/2006
NMC934897	LODE CLAIM	Tal 232	MD	19N	24E	26 35	SW NW	NMC934666	7/18/2006
NMC934898	LODE CLAIM	Tal 233	MD	19N	24E	26	SW	NMC934666	7/18/2006
NMC934899	LODE CLAIM	Tal 234	MD	19N	24E	26 35	SW NW	NMC934666	7/18/2006
NMC934900	LODE CLAIM	Tal 235	MD	19N	24E	26	SW, SE	NMC934666	7/18/2006
NMC934901	LODE CLAIM	Tal 236	MD	19N	24E	26 35	SW, SE NE, NW	NMC934666	7/18/2006
NMC934902	LODE CLAIM	Tal 237	MD	19N	24E	26 35	SE NE, NW	NMC934666	7/18/2006
NMC934903	LODE CLAIM	Tal 238	MD	19N	24E	26 35	SE NE	NMC934666	7/18/2006
NMC934904	LODE CLAIM	Tal 239	MD	19N	24E	26	SE	NMC934666	7/18/2006
NMC934905	LODE CLAIM	Tal 240	MD	19N	24E	26 35	SE NE	NMC934666	7/18/2006
NMC934906	LODE CLAIM	Tal 241	MD	19N	24E	26	SE	NMC934666	7/18/2006
NMC934907	LODE CLAIM	Tal 242	MD	19N	24E	26 35	SE NE	NMC934666	7/18/2006
NMC934908	LODE CLAIM	Tal 243	MD	19N	24E	25 26	SW SE	NMC934666	7/18/2006
NMC934909	LODE CLAIM	Tal 244	MD	19N	24E	25 26 35 36	SW SE NE NW	NMC934666	7/18/2006
NMC934910	LODE CLAIM	Tal 245	MD	19N	24E	25 26 35 36	SW SE NE NW	NMC934666	7/16/2006

Exhibit A-1 - Page 15

Serial No.	Case Type	Claim Name/No.	Mer	Twp	Rn g	Sec	Subdiv	Lead File	Loc. Date
NMC934911	LODE CLAIM	Tal 246	MD	19N	24E	35 36	NE NW	NMC934666	7/16/2006
NMC934912	LODE CLAIM	Tal 247	MD	19N	24E	25 36	SW NW	NMC934666	7/16/2006
NMC934913	LODE CLAIM	Tal 248	MD	19N	24E	36	NW	NMC934666	7/16/2006
NMC934914	LODE CLAIM	Tal 249	MD	19N	24E	25 36	SW NW	NMC934666	7/16/2006
NMC934915	LODE CLAIM	Tal 250	MD	19N	24E	36	NW	NMC934666	7/16/2006
NMC934916	LODE CLAIM	Tal 251	MD	19N	24E	25 36	SW NW	NMC934666	7/16/2006
NMC934917	LODE CLAIM	Tal 252	MD	19N	24E	36	NW	NMC934666	7/16/2006
NMC934918	LODE CLAIM	Tal 253	MD	19N	24E	25 36	SW, SE NE, NW	NMC934666	7/16/2006
NMC934919	LODE CLAIM	Tal 254	MD	19N	24E	36	NE, NW	NMC934666	7/16/2006
NMC934920	LODE CLAIM	Tal 255	MD	19N	24E	25 36	SE NE	NMC934666	7/16/2006
NMC934921	LODE CLAIM	Tal 256	MD	19N	24E	36	NE	NMC934666	7/16/2006
NMC934922	LODE CLAIM	Tal 257	MD	19N	24E	25 36	SE NE	NMC934666	7/16/2006
NMC934923	LODE CLAIM	Tal 258	MD	19N	24E	36	NE	NMC934666	7/16/2006
NMC934924	LODE CLAIM	Tal 259	MD	19N	24E	25 36	SE NE	NMC934666	7/16/2006
NMC934925	LODE CLAIM	Tal 260	MD	19N	24E	36	NE	NMC934666	7/16/2006
NMC934926	LODE CLAIM	Tal 261	MD	19N	24E	25 30 31 36	SE SW NW NE	NMC934666	7/16/2006
NMC934927	LODE CLAIM	Tal 262	MD	19N	24E	31 36	NW NE	NMC934666	7/16/2006
NMC934928	LODE CLAIM	Tal 263	MD	19N	24E	35 36	NE, SE NW, SW	NMC934666	7/15/2006
NMC934929	LODE CLAIM	Tal 264	MD	18N 19N	24E 24E	1 36	NW SW	NMC934666	7/15/2006
NMC934930	LODE CLAIM	Tal 265	MD	19N	24E	36	NW, SW	NMC934666	7/15/2006
NMC934931	LODE CLAIM	Tal 266	MD	18N 19N	24E 24E	1 36	NW SW	NMC934666	7/15/2006
NMC934932	LODE CLAIM	Tal 267	MD	19N	24E	36	NW, SW	NMC934666	7/15/2006
NMC934933	LODE CLAIM	Tal 268	MD	18N 19N	24E 24E	1 36	NW SW	NMC934666	7/15/2006
NMC934934	LODE CLAIM	Tal 269	MD	19N	24E	36	NW, SW	NMC934666	7/15/2006
NMC934935	LODE CLAIM	Tal 270	MD	18N 19N	24E 24E	1 36	NW SW	NMC934666	7/15/2006
NMC934936	LODE CLAIM	Tal 271	MD	19N	24E	36	All	NMC934666	7/15/2006
NMC934937	LODE CLAIM	Tal 272	MD	18N 19N	24E 24E	1 36	NE, NW SW, SE	NMC934666	7/15/2006

Exhibit A-1 - Page 16

Serial No.	Case Type	Claim Name/No.	Mer	Twp	Rn g	Sec	Subdiv	Lead File	Loc. Date
NMC934938	LODE CLAIM	Tal 273	MD	19N	24E	36	NE, SE	NMC934666	7/15/2006
NMC934939	LODE CLAIM	Tal 274	MD	18N 19N	24E 24E	1 36	NE SE	NMC934666	7/15/2006
NMC934940	LODE CLAIM	Tal 275	MD	18N	24E	36	NE, SE	NMC934666	7/15/2006
NMC934941	LODE CLAIM	Tal 276	MD	18N 19N	24E 24E	1 36	NE SE	NMC934666	7/15/2006
NMC934942	LODE CLAIM	Tal 277	MD	18N	24E	36	NE, SE	NMC934666	7/15/2006
NMC934943	LODE CLAIM	Tal 278	MD	18N 19N	24E 24E	1 36	NE SE	NMC934666	7/15/2006
NMC934944	LODE CLAIM	Tal 279	MD	18N	24E	31 36	NW, SW NE, SE	NMC934666	7/15/2006
NMC934945	LODE CLAIM	Tal 280	MD	18N 19N	24E 24E	1 6 31 36	NE NW SW SE	NMC934666	7/15/2006
NMC934946	LODE CLAIM	Tal 281	MD	18N	24E	20 21 28 29	SE SW NW NE	NMC934666	7/14/2006
NMC934947	LODE CLAIM	Tal 282	MD	18N	24E	28 29	NW, SW NE, SE	NMC934666	7/14/2006
NMC934948	LODE CLAIM	Tal 283	MD	18N	24E	21 28	SW NW	NMC934666	7/14/2006
NMC934949	LODE CLAIM	Tal 284	MD	18N	24E	28	NW, SW	NMC934666	7/14/2006
NMC934950	LODE CLAIM	Tal 285	MD	18N	24E	21 28	SW NW	NMC934666	7/14/2006
NMC934951	LODE CLAIM	Tal 286	MD	18N	24E	28	NW, SW	NMC934666	7/14/2006
NMC934952	LODE CLAIM	Tal 287	MD	18N	24E	21 28	SW NW	NMC934666	7/14/2006
NMC934953	LODE CLAIM	Tal 288	MD	18N	24E	28	NW, SW	NMC934666	7/14/2006
NMC934954	LODE CLAIM	Tal 289	MD	18N	24E	21 28	SW, SE NE, NW	NMC934666	7/14/2006
NMC934955	LODE CLAIM	Tal 290	MD	18N	24E	28	All	NMC934666	7/14/2006
NMC934956	LODE CLAIM	Tal 291	MD	18N	24E	21 28	SE NE	NMC934666	7/14/2006
NMC934957	LODE CLAIM	Tal 292	MD	18N	24E	28	NE, SE	NMC934666	7/14/2006
NMC934958	LODE CLAIM	Tal 293	MD	18N	24E	21 28	SE NE	NMC934666	7/14/2006
NMC934959	LODE CLAIM	Tal 294	MD	18N	24E	28	NE, SE	NMC934666	7/14/2006
NMC934960	LODE CLAIM	Tal 295	MD	18N	24E	21 28	SE NE	NMC934666	7/14/2006
NMC934961	LODE CLAIM	Tal 296	MD	18N	24E	28	NE	NMC934666	7/14/2006
NMC934962	LODE CLAIM	Tal 297	MD	18N	24E	21 28	SE NE	NMC934666	7/14/2006

Exhibit A-1 - Page 17

Serial No.	Case Type	Claim Name/No.	Mer	Twp	Rn g	Sec	Subdiv	Lead File	Loc. Date
NMC934963	LODE CLAIM	Tal 298	MD	18N	24E	28	NE	NMC934666	7/14/2006
NMC934964	LODE CLAIM	Tal 299	MD	18N	24E	21 22 27 28	SE SW NW NE	NMC934666	7/14/2006
NMC934965	LODE CLAIM	Tal 300	MD	18N	24E	27 28	NW NE	NMC934666	7/14/2006
NMC934966	LODE CLAIM	Tal 301	MD	18N	24E	28 29	SW SE	NMC934666	7/14/2006
NMC934967	LODE CLAIM	Tal 302	MD	18N	24E	28 29 32 33	SW SE NE NW	NMC934666	7/14/2006
NMC934968	LODE CLAIM	Tal 303	MD	18N	24E	28	SW	NMC934666	7/14/2006
NMC934969	LODE CLAIM	Tal 304	MD	18N	24E	28 33	SW NW	NMC934666	7/14/2006
NMC934970	LODE CLAIM	Tal 305	MD	18N	24E	28	SW	NMC934666	7/14/2006
NMC934971	LODE CLAIM	Tal 306	MD	18N	24E	28 33	SW NW	NMC934666	7/14/2006
NMC934972	LODE CLAIM	Tal 307	MD	18N	24E	28	SW	NMC934666	7/14/2006
NMC934973	LODE CLAIM	Tal 308	MD	18N	24E	28 33	SW NW	NMC934666	7/14/2006
NMC934974	LODE CLAIM	Tal 309	MD	18N	24E	28	SW, SE	NMC934666	7/14/2006
NMC934975	LODE CLAIM	Tal 310	MD	18N	24E	28 33	SW, SE NE, NW	NMC934666	7/14/2006
NMC934976	LODE CLAIM	Tal 311	MD	18N	24E	28	SE	NMC934666	7/14/2006
NMC934977	LODE CLAIM	Tal 312	MD	18N	24E	28 33	SE NE	NMC934666	7/14/2006
NMC934978	LODE CLAIM	Tal 313	MD	18N	24E	28	SE	NMC934666	7/14/2006
NMC934979	LODE CLAIM	Tal 314	MD	18N	24E	28 33	SE NE	NMC934666	7/14/2006
NMC934980	LODE CLAIM	Tal 315	MD	18N	24E	28	NE, SE	NMC934666	7/14/2006
NMC934981	LODE CLAIM	Tal 316	MD	18N	24E	28 33	SE NE	NMC934666	7/14/2006
NMC934982	LODE CLAIM	Tal 317	MD	18N	24E	28	NE, SE	NMC934666	7/14/2006
NMC934983	LODE CLAIM	Tal 318	MD	18N	24E	28 33	SE NE	NMC934666	7/14/2006
NMC934984	LODE CLAIM	Tal 319	MD	18N	24E	27 28	NW, SW NE, SE	NMC934666	7/14/2006
NMC934985	LODE CLAIM	Tal 320	MD	18N	24E	27 28 33	SW SE NE	NMC934666	7/14/2006
NMC934986	LODE CLAIM	Tal 321	MD	18N	24E	27 28 33 34	SW SE NE NW	NMC934666	7/15/2006

Exhibit A-1 - Page 18

Serial No.	Case Type	Claim Name/No.	Mer	Twp	Rn g	Sec	Subdiv	Lead File	Loc. Date
NMC934987	LODE CLAIM	Tal 322	MD	18N	24E	27 34	SW, SE NE, NW	NMC934666	7/15/2006
NMC934988	LODE CLAIM	Tal 323	MD	18N	24E	33 34	NE NW	NMC934666	7/15/2006
NMC934989	LODE CLAIM	Tal 324	MD	18N	24E	34	NE, NW	NMC934666	7/15/2006
NMC934990	LODE CLAIM	Tal 325	MD	18N	24E	33 34	NE NW	NMC934666	7/15/2006
NMC934991	LODE CLAIM	Tal 326	MD	18N	24E	34	NE, NW	NMC934666	7/15/2006
NMC934992	LODE CLAIM	Tal 327	MD	18N	24E	33 34	NE NW	NMC934666	7/15/2006
NMC934993	LODE CLAIM	Tal 328	MD	18N	24E	34	NE, NW	NMC934666	7/15/2006
NMC934994	LODE CLAIM	Tal 329	MD	18N	24E	27 34	SE NE	NMC934666	7/18/2006
NMC934995	LODE CLAIM	Tal 330	MD	18N	24E	26 27 34 35	SW SE NE NW	NMC934666	7/18/2006

Exhibit A-2 – Page 19

Exhibit A-3
to
Option Agreement

Leases

1.
Mining Lease and Option to Purchase Agreement, dated September 11, 1989, as amended, between Sario Livestock Company and American Gold Capital US Inc., as successor to Talapoosa Mining, Inc., formerly named Athena Gold Incorporated covering Township 19 North, Range 24 East, MDB&M, Sections 27, 29, 33, Lyon County Nevada. A memorandum of the lease was recorded in the Office of the County Recorder for Lyon County, Nevada on July 31, 1992 as document number 153791.

2.
Mining Lease and Option to Purchase Agreement, dated June 2, 1997, as amended, between Sario Livestock Company and American Gold Capital US Inc., as successor to Talapoosa Mining, Inc., covering Township 19 North, Range 24 East, MDB&M, Section 35, Lyon County Nevada.

3.
Mining Lease with Option to Purchase Agreement, dated June 21, 2011, between Nevada Bighorns Unlimited Foundation and American Gold Capital US Inc. covering Township 19 North, Range 24 East, MDB&M, Sections 21 and 23, Lyon County Nevada. A memorandum of the lease was recorded in the Office of the County Recorder for Lyon County, Nevada on September 13, 2011 as document number 481613.

4.
Mining Lease Agreement, between Sierra, as successor to Alexander von Hafften and Sebelle Harden von Hafften, and American Gold Capital US Inc., as successor to Talapoosa Mining, Inc., formerly named Athena Gold Incorporated, dated effective July 14, 1990, as amended, covering the below described unpatented mining claims.  A memorandum of the lease was recorded in the Office of the County Recorder for Lyon County, Nevada on October 8, 1990 as document number 136469.

Essex 1-5 (NMC 912904-912908)
Lexington 1-4 (NMC 912909-912912)
Lex 1-17 (NMC 912913-912929)

Exhibit A-3 – Page 1

Exhibit A-4
to
Option Agreement

Easements

1.
Grant of Easement and Right of Way, dated December 16, 1996, granted to American Gold Capital US Inc. by Judith Dawson, trustee and Robert C. Lepome by and recorded in Lyon County, Nevada at document no. 252419, covering a strip of land in the northeast quarter of Township 18 North, Range 24 East, Section 1, Mount Diablo Base and Meridian.

2.
Grant of Easement and Right of Way, dated April 21, 2011, granted to American Gold Capital US Inc. by Richard F. Piper and recorded in Lyon County, Nevada at document no. 476794, covering a strip of land in the northwest quarter of Township 18 North, Range 24 East, Section 1, Mount Diablo Base and Meridian.

Exhibit A-4 – Page 1

Exhibit A-5
to
Option Agreement

Water Rights

1.
All water and water rights, ditches and ditch rights, reservoirs and storage rights, wells and groundwater rights (whether tributary or nontributary), water shares, water contracts, water allotments, and other rights in and to the use of water of any kind or nature, whether like or unlike the foregoing, decreed or undecreed, appurtenant to or historically used on or in connection with the following described properties:

Fee Lands

Township 18 North, Range 24 East, MDB&M
Section 3: N2; N2S2

Leased Lands

Township 19 North, Range 24 East, MDB&M
Sections 27, 29, 33

Township 19 North, Range 24 East, MDB&M
Section 35, Lyon County Nevada.

Township 19 North, Range 24 East, MDB&M
Sections 21 and 23

Unpatented Mining Claims

Essex 1-5 (NMC 912904-912908)

Lexington 1-4 (NMC 912909-912912)

Lex 1-17 (NMC 912913-912929)

Alpha, Alpha FR, Cuba, Equity 1-2, First Strike, Georgia Amended, Justice, Justice FR, Lincoln 3, Omega, Second Strike, Virginia, Virginia Extension, Wedge 1-3, AGC1-102 (NMCs 912930-913048);

Tal 1-173, 209-330 (NMCs 934666-934838, 934874-934995);

Washington, Lincoln 1, Lincoln 2, Jefferson, Roosevelt (NMCs 117406-117410)

Sorrel 1-18 (1035142-1035159); Palomino 1-72 (NMCs 1035160-1035231)

Including but not limited to the following described water right:

Basin	App.#	File Date	App Status	Source	Point of Diversion					Div. Rate	Use	Priority Date	Duty Balance	County	Owner Name
					QQ	Q	Sec	TWN	RNG
102	52005	4-13-88	PER	UG	SE	NE	10	18N	24E	1.00	MM	4-13-88	306.89	Lyon	American Gold Capital US Inc.

2.
All ditches, headgates, outlet structures, measuring devices, pumps, pipelines, sprinkler systems, and other equipment or devices associated with the historical and beneficial use of or otherwise appurtenant to or used in connection with the above described water rights.

3.
All easements, rights of way, permissions, licenses or other rights associated with the historical and beneficial use of or otherwise appurtenant to or used in connection with any of the above described water rights or water facilities.

Exhibit A-5 – Page 1

Exhibit B
to
Option Agreement

Permits

1.	U.S. Bureau of Land Management – Talapoosa Project Plan of Operations N-70006

2.	U.S. Bureau of Land Management – Talapoosa Mine Project N-36-94-002P

3.	Nevada Bureau of Mining Regulation and Reclamation - Talapoosa Project Reclamation Permit 0700

Exhibit B – Page 1

Exhibit C
to
Option Agreement

Warranty Deed

[Separately Attached]

Exhibit C – Page 1

Assessor’s Parcel Number –
Parcel # 015-091-03

Recorded at the request of
and when recorded return to:

Timberline Resources Corporation.
101 E. Lakeside
Coeur d'Alene, ID 83814 USA

The undersigned assures that this document
does not contain the personal information of
any person.

(Reserved for Recording Stamp)

WARRANTY DEED

THIS WARRANTY DEED, made and entered into this ____ day of _________, 20___ (“Effective Date”), is from American Gold Capital US Inc., a Nevada corporation (“American Gold”), Gunpoint Exploration US Ltd., a Nevada corporation (“Gunpoint US”), and Gunpoint Exploration Ltd., a British Columbia corporation (“Gunpoint Parent” and collectively with American Gold and Gunpoint US, the “Grantors”), whose address is Suite 1620 – 1140 West Pender Street, Vancouver, British Columbia, Canada V6E 4G1, to Talapoosa Development Corp., a Delaware corporation, whose address is 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814 (“Grantee”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby SELL AND CONVEY to Grantee, its successors and assigns, that certain real property located in Lyon County, Nevada, as more particularly described on Exhibit A attached hereto (“Property”) and WARRANT the title to the Property;

TOGETHER with all and singular, hereditaments, buildings, improvements, structures, fixtures and appurtenances located on the Property or thereto belonging, or in any appertaining, and all right the estate, right, title, interest, claim and demand whatsoever of the Grantors, either in law or equity, of, in and to the Property;

TOGETHER with any additional present interest of Grantors in the Property and any after-acquired, reversionary, contingent or future interest of Grantors in the Property;

TO HAVE AND TO HOLD all and singular the Property unto Grantee, its successors, and assigns forever.

RESERVING TO GUNPOINT PARENT, the Gunpoint Royalty (net smelter returns royalty of one percent (1%)) in all minerals mined and removed from the Property, as defined and to be calculated as more fully described in that certain Option Agreement between Grantors, Grantee and Timberline Resources Corporation dated as of March 12, 2015.

Grantors hereby grant and transfer to Grantee, its successors and assigns, to the extent so transferable and permitted by law, the benefit of and the right to enforce the warranties, if any, which Grantors are entitled to enforce with respect to the Property, but only to the extent not enforced by Grantors.

Exhibit C – Page 1

IN WITNESS WHEREOF, Grantors have executed this Warranty Deed as of the Effective Date.

GRANTORS AMERICAN GOLD CAPITAL US INC.

By:
Its:

GUNPOINT EXPLORATION US LTD.

By:
Its:

GUNPOINT EXPLORATION LTD.

By:
Its:

Schedule C – Page 2

STATE OF _____________________)
            ) ss
COUNTY OF ___________________)

This instrument was acknowledged before me on _________ ___, 20__, by ________________ as ____________________ of American Gold Capital US Inc., a Nevada corporation.

____________________________________
Notary Public
My commission expires: ____________

STATE OF _____________________)
            ) ss
COUNTY OF ___________________)

This instrument was acknowledged before me on _________ ___, 20__, by ________________ as ____________________ of Gunpoint Exploration US Ltd., a Nevada corporation.

____________________________________
Notary Public
My commission expires: ____________

STATE OF _____________________)
            ) ss
COUNTY OF ___________________)

This instrument was acknowledged before me on _________ ___, 20__, by ________________ as ____________________ of Gunpoint Exploration Ltd., a British Columbia corporation.

____________________________________
Notary Public
My commission expires: ____________

Schedule C – Page 3

Exhibit D
to
Option Agreement

Mining Claim Deed

[Separately Attached]

Exhibit D – Page 1

Assessor’s Parcel Number –
No Parcel Numbers – Unpatented Mining Claims

Recorded at the request of
and when recorded return to:

Timberline Resources Corporation.
101 E. Lakeside
Coeur d'Alene, ID 83814 USA

The undersigned assures that this document
does not contain the personal information of
any person.

(Reserved for Recording Stamp)

MINING CLAIM DEED

THIS MINING CLAIM DEED, made and entered into this ____ day of _________, 20___ (“Effective Date”), is from American Gold Capital US Inc., a Nevada corporation (“American Gold”), Gunpoint Exploration US Ltd., a Nevada corporation (“Gunpoint US”), and Gunpoint Exploration Ltd., a British Columbia corporation (“Gunpoint Parent” and collectively with American Gold and Gunpoint US, the “Grantors”), whose address is Suite 1620 – 1140 West Pender Street, Vancouver, British Columbia, Canada V6E 4G1, to Talapoosa Development Corp., a Delaware corporation, whose address is 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814 (“Grantee”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby SELL AND CONVEY to Grantee, its successors and assigns, the unpatented mining claims located in Lyon County, Nevada, as more particularly described on Exhibit A attached hereto (“Mining Claims”) and provides the representations, warranties, covenants and indemnities with respect to the Mining Claims set forth in that certain Option Agreement between Grantors, Grantee, and Timberline Resources Corporation dated as of March 12, 2015, all of which are incorporated herein by reference;

TOGETHER with all and singular, hereditaments, buildings, improvements, structures, fixtures and appurtenances located on the Mining Claims or thereto belonging, or in any appertaining, and all right the estate, right, title, interest, claim and demand whatsoever of the Grantors, either in law or equity, of, in and to the Mining Claims;

TOGETHER with any additional present interest of Grantors in the Mining Claims and any after-acquired, reversionary, contingent or future interest of Grantors in the Mining Claims;

TO HAVE AND TO HOLD all and singular the Mining Claims unto Grantee, its successors, and assigns forever.

RESERVING TO GUNPOINT PARENT, the Gunpoint Royalty (net smelter returns royalty of one percent (1%)) in all minerals mined and removed from the Mining Claims, as defined and to be calculated as more fully described in that certain Option Agreement between Grantors and Grantee dated as of March 12, 2015.

Exhibit D – Page 2

Grantors hereby grant and transfer to Grantee, its successors and assigns, to the extent so transferable and permitted by law, the benefit of and the right to enforce the warranties, if any, which Grantors are entitled to enforce with respect to the Mining Claims, but only to the extent not enforced by Grantors.

Exhibit D – Page 3

IN WITNESS WHEREOF, Grantors have executed this Mining Claim Deed as of the Effective Date.

GRANTORS AMERICAN GOLD CAPITAL US INC.

By:
Its:

GUNPOINT EXPLORATION US LTD.

By:
Its:

GUNPOINT EXPLORATION LTD.

By:
Its:

Exhibit D – Page 4

STATE OF _____________________)
            ) ss
COUNTY OF ___________________)

This instrument was acknowledged before me on _________ ___, 20__, by ________________ as ____________________ of American Gold Capital US Inc., a Nevada corporation.

____________________________________
Notary Public
My commission expires: ____________

STATE OF _____________________)
            ) ss
COUNTY OF ___________________)

This instrument was acknowledged before me on _________ ___, 20__, by ________________ as ____________________ of Gunpoint Exploration US Ltd., a Nevada corporation.

____________________________________
Notary Public
My commission expires: ____________

STATE OF _____________________)
            ) ss
COUNTY OF ___________________)

This instrument was acknowledged before me on _________ ___, 20__, by ________________ as ____________________ of Gunpoint Exploration Ltd., a British Columbia corporation.

____________________________________
Notary Public
My commission expires: ____________

Exhibit D – Page 5

Exhibit E
to
Option Agreement

Assignment

[Separately Attached]

Exhibit E – Page 1

Assessor’s Parcel Number –
Parcel # 021-431-02
Parcel # 021-421-02

Recorded at the request of
and when recorded return to:

Timberline Resources Corporation.
101 E. Lakeside
Coeur d'Alene, ID 83814 USA

The undersigned assures that this document
does not contain the personal information of
any person.

(Reserved for Recording Stamp)

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (“Assignment”), is made effective as of the [__] day of [________], 2015 (“Effective Date”), from American Gold Capital US Inc., a Nevada corporation (“American Gold”), Gunpoint Exploration US Ltd., a Nevada corporation (“Gunpoint US”), and Gunpoint Exploration Ltd., a British Columbia corporation (“Gunpoint Parent” and collectively with American Gold and Gunpoint US, the “Assignors”), whose address is Suite 1620 – 1140 West Pender Street, Vancouver, British Columbia, Canada V6E 4G1, to Talapoosa Development Corp., a Delaware corporation, whose address is 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814 (“Assignee”).

Recitals

WHEREAS, upon the terms and subject to the conditions set forth in that certain Option Agreement between Assignors, Assignee, and Timberline Resources Corporation dated as of March 12, 2015 (“Agreement”), Assignors have agreed to sell, convey, grant, assign, transfer, and deliver to Assignee all of Assignors’ right, title, and interest in and to the Property (as defined below). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

Assignment

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties provide and agree as follows:

1.           Assignment and Assumption.  Assignors assign to Assignee, and its successors and assigns, free and clear of any liens and encumbrances, all of Assignors’ right, title, and interest in and to the leases described on Exhibit A (“Leases”), and the easements described on Exhibit B (“Easements”) and the permits described on Exhibit C (“Permits”) (collectively, the Leases, Easements and the Permits, the “Property”).  Assignee assumes from Assignors and accepts all of Assignors’ rights and obligations under the Property arising or to be performed after the Effective Date.

Exhibit E – Page 2

2.           Gunpoint Royalty.  Assignors reserve unto Gunpoint Parent the Gunpoint Royalty (net smelter returns royalty of one percent (1%)) in all minerals mined and removed from the Leases, as defined and to be calculated as more fully described in the Agreement.

3.           Representations and Warranties.  This Assignment is subject to all of the representations, warranties, covenants and indemnities set forth in the Agreement, all of which are incorporated herein by reference.

4.           Third Party Beneficiaries.  This Assignment is exclusively for the benefit of the parties hereto and their respective successors and permitted assigns, and shall not be deemed to confer upon or given to any other third party any remedy, claim, liability, reimbursement or other right.

5.           Further Assurances.  The parties each agree to perform such further acts and to execute such documents as may be reasonably required to effect the transactions contemplated by this Assignment.

6.           Governing Law; Jurisdiction.  This Assignment shall be governed by and interpreted in accordance with the laws of the United States of America and the State of Nevada.  The parties hereby consent to the non-exclusive personal jurisdiction of the state and federal courts located in the state of Nevada in connection with any controversy related to this Assignment and waive any argument that venue in any such forum is not convenient.  THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION AT LAW OR IN EQUITY OR IN ANY OTHER PROCEEDING BASED ON OR PERTAINING TO THIS ASSIGNMENT.

7.           Counterparts.  This Assignment may be executed in counterparts which may be delivered by facsimile. Each executed counterpart shall be deemed to be an original and all such counterparts when read together constitute one and the same instrument.

Exhibit E – Page 3

IN WITNESS WHEREOF the Parties hereto have executed this Assignment as of the Effective Date.

ASSIGNORS AMERICAN GOLD CAPITAL US INC.

By:
Its:

GUNPOINT EXPLORATION US LTD.

By:
Its:

GUNPOINT EXPLORATION LTD.

By:
Its:

ASSIGNEE TALAPOOSA DEVELOPMENT CORP.

By:
Its:

Exhibit E – Page 4

STATE OF _____________________)
            ) ss
COUNTY OF ___________________)

This instrument was acknowledged before me on _________ ___, 20__, by ________________ as ____________________ of American Gold Capital US Inc., a Nevada corporation.

____________________________________
Notary Public
My commission expires: ____________

STATE OF _____________________)
            ) ss
COUNTY OF ___________________)

This instrument was acknowledged before me on _________ ___, 20__, by ________________ as ____________________ of Gunpoint Exploration US Ltd., a Nevada corporation.

____________________________________
Notary Public
My commission expires: ____________

STATE OF _____________________)
            ) ss
COUNTY OF ___________________)

This instrument was acknowledged before me on _________ ___, 20__, by ________________ as ____________________ of Gunpoint Exploration Ltd., a British Columbia corporation.

____________________________________
Notary Public
My commission expires: ____________

STATE OF _____________________)
            ) ss
COUNTY OF ___________________)

This instrument was acknowledged before me on _________ ___, 20__, by ________________ as ____________________ of Talapoosa Development Corp., a Delaware corporation.

____________________________________
Notary Public
My commission expires: ____________

Exhibit E – Page 5

Exhibit F
to
Option Agreement

Bill of Sale

[Separately Attached]

Exhibit F – Page 1

BILL OF SALE

This BILL OF SALE (“Bill of Sale”), is made effective as of the [__] day of [________], 2015 (“Effective Date”), from American Gold Capital US Inc., a Nevada corporation (“American Gold”), Gunpoint Exploration US Ltd., a Nevada corporation (“Gunpoint US”), and Gunpoint Exploration Ltd., a British Columbia corporation (“Gunpoint Parent” and collectively with American Gold and Gunpoint US, the “Sellers”), whose address is Suite 1620 – 1140 West Pender Street, Vancouver, British Columbia, Canada V6E 4G1, to Talapoosa Development Corp., a Delaware corporation, whose address is 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814 (“Buyer”).

Recitals

WHEREAS, upon the terms and subject to the conditions set forth in that certain Option Agreement between Buyer, Sellers, and Timberline Resources Corporation dated as of March 12, 2015 (“Agreement”), Sellers have agreed to sell, convey, grant, assign, transfer, and deliver to Buyer all of Sellers’ right, title, and interest in and to the Property (as defined below). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

Agreement

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties provide and agree as follows:

1.           Transfer of Records.  Sellers hereby sell, convey, assign, transfer and deliver to Buyer and its successors and assigns, free and clear of any liens and encumbrances, all of Sellers’ right, title, and interest in and to the Sellers’ Data and any all personal property located on the Talapoosa Property (the “Property”).

2.           Representations and Warranties.  This Bill of Sale is subject to all of the representations, warranties, covenants and indemnities set forth in the Agreement, all of which are incorporated herein by reference.

3.           Third Party Beneficiaries.  This Bill of Sale is exclusively for the benefit of the parties hereto and their respective successors and permitted assigns, and shall not be deemed to confer upon or give to any other third party any remedy, claim, liability, reimbursement or other right.

4.           Further Assurances.  The parties each agree to perform such further acts and to execute such documents as may be reasonably required to effect the transactions contemplated by this Bill of Sale.

5.           Governing Law; Jurisdiction.  This Bill of Sale shall be governed by and interpreted in accordance with the laws of the United States of America and the State of Nevada.  The parties hereby consent to the non-exclusive personal jurisdiction of the state and federal courts located in the state of Nevada in connection with any controversy related to this Bill of Sale and waive any argument that venue in any such forum is not convenient.  THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION AT LAW OR IN EQUITY OR IN ANY OTHER PROCEEDING BASED ON OR PERTAINING TO THIS BILL OF SALE.

6.           Counterparts.  This Bill of Sale may be executed in counterparts which may be delivered by facsimile. Each executed counterpart shall be deemed to be an original and all such counterparts when read together constitute one and the same instrument.

Exhibit F – Page 2

IN WITNESS WHEREOF the Parties hereto have executed this Bill of Sale as of the Effective Date.

SELLERS AMERICAN GOLD CAPITAL US INC.

By:
Its:

GUNPOINT EXPLORATION US LTD.

By:
Its:

GUNPOINT EXPLORATION LTD.

By:
Its:

Exhibit F – Page 1

Exhibit G
to
Option Agreement

Water Rights Deed

[Separately Attached]

Exhibit G – Page 1

Assessor’s Parcel Number –
Parcel # 015-091-03
Parcel # 021-431-02
Parcel # 021-421-02

Recorded at the request of
and when recorded return to:

Timberline Resources Corporation.
101 E. Lakeside
Coeur d'Alene, ID 83814 USA

The undersigned assures that this document
does not contain the personal information of
any person.

(Reserved for Recording Stamp)

WATER RIGHTS DEED AND ASSIGNMENT

THIS WATER RIGHTS DEED AND ASSIGNMENT, made and entered into this ____ day of _________, 20___ (“Effective Date”), is from American Gold Capital US Inc., a Nevada corporation (“American Gold”), Gunpoint Exploration US Ltd., a Nevada corporation (“Gunpoint US”), and Gunpoint Exploration Ltd., a British Columbia corporation (“Gunpoint Parent” and collectively with American Gold and Gunpoint US, the “Grantors”), whose address is Suite 1620 – 1140 West Pender Street, Vancouver, British Columbia, Canada V6E 4G1, to Talapoosa Development Corp., a Delaware corporation, whose address is 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814 (“Grantee”).

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby grant, sell, convey and assign to Grantee, and its successors and assigns forever, all of the following property and rights located in Lyon County, Nevada (the “Water Interests”):

1.
All water and water rights, ditches and ditch rights, reservoirs and storage rights, wells and groundwater rights (whether tributary or nontributary), water shares, water contracts, water allotments, and other rights in and to the use of water of any kind or nature, whether like or unlike the foregoing, decreed or undecreed, appurtenant to or historically used on or in connection with the property described in Exhibit A attached hereto (the “Water Rights”), including but not limited to those rights described in Exhibit B attached hereto.

2.
All ditches, headgates, outlet structures, measuring devices, pumps, pipelines, sprinkler systems, and other equipment or devices associated with the historical and beneficial use of or otherwise appurtenant to or used in connection with the Water Rights (the "Water Facilities");

3.
All easements, rights of way, permissions, licenses or other rights associated with the historical and beneficial use of or otherwise appurtenant to or used in connection with any of the Water Rights or Water Facilities, including but not limited to those described in Exhibit B attached hereto.

Exhibit G – Page 2

        Grantors warrant title to the Water Interests, free and clear of any valid claims, rights, liens or encumbrances of any person claiming rights or interests therein, and will forever defend title to the Water Interests in favor of the Grantee and its successors and assigns.

To the extent that any of the Water Interests are evidenced by shares of stock in ditch or reservoir companies, Grantors hereby direct and authorizes the secretary of such companies to transfer ownership of such shares on the books of said companies, and Grantors agree to deliver the original of any such stock certificates to Grantee, properly endorsed.  Grantors also agree to execute any other or further documents as may be reasonably requested by Grantee to fully effectuate the transfer of the Water Interests to Grantee.

IN WITNESS WHEREOF, Grantors have executed this Water Rights Deed and Assignment as of the Effective Date.

GRANTORS AMERICAN GOLD CAPITAL US INC.

By:
Its:

GUNPOINT EXPLORATION US LTD.

By:
Its:

GUNPOINT EXPLORATION LTD.

By:
Its:

Exhibit G – Page 3

STATE OF _____________________)
            ) ss
COUNTY OF ___________________)

This instrument was acknowledged before me on _________ ___, 20__, by ________________ as ____________________ of American Gold Capital US Inc., a Nevada corporation.

____________________________________
Notary Public
My commission expires: ____________

STATE OF _____________________)
            ) ss
COUNTY OF ___________________)

This instrument was acknowledged before me on _________ ___, 20__, by ________________ as ____________________ of Gunpoint Exploration US Ltd., a Nevada corporation.

____________________________________
Notary Public
My commission expires: ____________

STATE OF _____________________)
            ) ss
COUNTY OF ___________________)

This instrument was acknowledged before me on _________ ___, 20__, by ________________ as ____________________ of Gunpoint Exploration Ltd., a British Columbia corporation.

____________________________________
Notary Public
My commission expires: ____________

Exhibit G – Page 4

Exhibit H
to
Option Agreement

Gunpoint Royalty Calculation

1.           Grant of Royalty.  The Gunpoint Royalty is a net smelter royalty of One Percent (1%) of the Net Smelter Returns of the production of Minerals (as defined below) mined or extracted from the Talapoosa Property (“Royalty”).

2.           Royalty Calculation.

A.           Definitions.  For purposes of calculating payment of the Gunpoint Royalty, the below terms shall have the following meanings:

i.           "Gold Production" means the quantity of refined gold outturned to Buyer's account by an independent third party refinery for gold produced from the Talapoosa Property during a calendar month on either a provisional or final settlement basis.

ii.           “Minerals” shall mean all metallic and non-metallic substances including concentrates containing minerals, which are produced from the Talapoosa Property, excluding coal, oil and gas and other hydrocarbons and any sand and gravel produced from the Talapoosa Property.

iii.           "Monthly Average Gold Price" means the average London Bullion Market Association Afternoon Gold Fix, calculated by dividing the sum of all such prices reported for the calendar month by the number of days for which such prices were reported during that month.  If the London Bullion Market Association Afternoon Gold Fix ceases to be published, all such references shall be replaced with references to prices of gold for immediate sale in another established market selected by Buyer, as such prices are published in Metals Week magazine.

iv.           "Monthly Average Silver Price" means the average New York Silver Price as published daily by Handy & Harmon in the Wall Street Journal, calculated by dividing the sum of all such prices reported for the calendar month by the number of days in such calendar month for which such prices were reported.  If the Handy & Harmon quotations cease to be published, all such references shall be replaced with references to prices of silver for immediate sale in another established market selected by Buyer as published in Metals Week magazine.

v.           "Net Smelter Returns" means the Value of all Minerals, less all costs, charges and expenses paid or incurred by Buyer with respect to smelting and refining of such Minerals, including without limitation (i) charges for treatment in the smelting and refining processes (including handling, processing, interest and provisional settlement fees, sampling, assaying and representation costs, penalties and other processor deductions); (ii) actual costs of transportation (including freight, insurance, security, transaction taxes, handling, port, demurrage, delay and forwarding expenses incurred by reason of or in the course of such transportation) of Minerals to the place of treatment, including any costs incurred by Buyer for transportation of such Minerals from the Talapoosa Property to the place of sale; and (iii) actual sales and brokerage costs, if applicable, on Minerals for which the Gunpoint Royalty is payable.

vi.           "Silver Production" means the quantity of refined silver outturned to Buyer's account by an independent third-party refinery for silver produced from the Talapoosa Property during the calendar month on either a provisional or final settlement basis.

vii.           "Value," for the purpose of calculating Gunpoint Royalty as defined herein, shall be determined on a calendar month basis and have the following meanings with respect to the following Minerals:

Exhibit H – Page 1

a.           Gold.

(1)           If Buyer sells unprocessed gold ores, or gold dore or gold concentrates produced from Minerals, then Value shall be equal to the proceeds received by Buyer from such sales.  Buyer shall have the right to sell such unprocessed gold ores, gold dore and gold concentrates to an affiliated party, except that such sales shall be considered, solely for the purpose of determining Value, to have been sold at prices and on terms no less favorable than those that would have been obtained from an unaffiliated third party in similar quantities and under similar circumstances.

(2)           If Buyer produces refined gold (meeting the specifications of the London Bullion Market Association) from Minerals, and if paragraph 2.A.vii.a.(1) above is not applicable, then for purposes of determining Value, the refined gold shall be deemed to have been sold at the Monthly Average Gold Price for the month in which it was refined.  The Value shall be determined by multiplying Gold Production during the calendar month by the Monthly Average Gold Price.

b.           Silver.

(1)           If Buyer sells unprocessed silver ores, silver dore or silver concentrates produced from Minerals, then Value shall be equal to the proceeds received by Buyer during the calendar month from such sales.  Buyer shall have the right to sell such unprocessed silver ores, silver dore and silver concentrates to an affiliated party, provided that such sales shall be considered, solely for the purpose of determining Value, to have been sold at prices and on terms no less favorable than those that would have been obtained from an unaffiliated third party in similar quantities and under similar circumstances.

(2)           If Buyer produces refined silver (meeting the specifications for refined silver subject to the New York Silver Price published by Handy & Harmon in the Wall Street Journal) from Minerals, and if paragraph 2.A.viii.b.(1) above is not applicable, the refined silver shall be deemed to have been sold at the Monthly Average Silver Price for the month in which it was refined.  The Value shall be determined by multiplying Silver Production during the calendar month by the Monthly Average Silver Price.

c.           All Other Minerals.

(1)           If Buyer sells unprocessed ores, dore or concentrates of any Minerals other than gold or silver, then Value shall be equal to the amount of proceeds received by Buyer from such sales.  Buyer shall have the right to sell such unprocessed ores, dore or concentrates to an affiliated party, provided that such sales shall be considered, solely for the purpose of determining Value, to have been sold at prices and on terms no less favorable than those that would have been obtained from an unaffiliated third party in similar quantities and under similar circumstances.

(2)           If Buyer produces refined or processed metals from Mineral other than refined gold or refined silver, and if paragraph 2.A.viii.c.(1) above is not applicable, then Value shall be equal to the amount of the proceeds received by Buyer from the sale of such refined or processed metals.  Buyer shall have the right to sell such refined or processed metals to an affiliated party, provided that such sales shall be considered, solely for purposes of determining Value, to have been sold at prices and on terms no less favorable than those that would have been obtained from an unaffiliated third party in similar quantities and under similar circumstances.

B.             Payment Procedures.

i.           Accrual of Obligation.  Buyer's obligation to pay the Gunpoint Royalty shall accrue upon the sale of unrefined metals, dore, concentrates, ores or other Minerals products or, if

Exhibit G – Page 2

refined metals are produced, upon the outturn of refined metals meeting the requirements of the specified published price to Buyer's account.

ii.           Futures or Forward Sales, Etc.  Except as provided in paragraphs 2.A.vii.a.(1), 2.A.vii.b.(1) and 2.A.vii.c. above (with respect to sales of unprocessed gold and silver and sales of Minerals other than gold and silver), Value shall be determined irrespective of any actual arrangements for the sale or other disposition of Minerals by Buyer, specifically including but not limited to forward sales, futures trading or commodities options trading, and any other price hedging, price protection, and speculative arrangements that may involve the possible delivery of gold, silver or other metals produced from Minerals.

iii.           Sampling and Commingling.  All Minerals for which a Gunpoint Royalty is payable shall be measured, sampled and analyzed in accordance with sound mining and metallurgical practices.  After such measurement, Buyer may mix or commingle Minerals with ores from properties other than the Talapoosa Property.

iv.           Quarterly Calculations and Payments.  The Gunpoint Royalty shall be determined on a calendar quarter basis.  The Gunpoint Royalty shall be paid on or before the last business day of the calendar month immediately following the last day of the calendar quarter in which same accrued.

v.           Statements.  At the time of payment of the Gunpoint Royalty, Buyer shall submit to Gunpoint Parent a statement showing in reasonable detail the quantities and grades of refined gold, silver or other metals or dore, concentrates or ores produced and sold or deemed sold by Buyer in the preceding calendar quarter; the Monthly Average Gold Prices and Monthly Average Silver Prices, as applicable during the calendar quarter; costs and other deductions, and other pertinent information in reasonable detail to explain the calculation of the Gunpoint Royalty payment with respect to such calendar quarter.

vi.           Inventories and Stockpiles.  No Gunpoint Royalty shall be due with respect to stockpiles of ores or concentrates unless and until such ores or concentrates are actually sold.

vii.           Final Settlement.  All Gunpoint Royalty payments shall be considered final and in full satisfaction of Buyer's obligations with respect thereto, unless Gunpoint Parent gives Buyer written notice describing a specific objection to the calculation thereof within sixty (60) days after receipt by Gunpoint Parent of the quarterly statement provided for in paragraph 2.B.v.  If Gunpoint Parent objects to a particular quarterly statement, it shall have the right, for a period of thirty (30) days after Buyer's receipt of such objection, upon reasonable notice and at a reasonable time, to have Buyer's accounts and records relating to the calculation of the Gunpoint Royalty payment with respect to the calendar quarter in question audited by an independent certified public accountant.  If such audit determines that there has been a deficiency or an excess in the payment made to Gunpoint Parent, such deficiency or excess shall be resolved by adjusting the next quarterly Gunpoint Royalty payment due Gunpoint Parent.  Gunpoint Parent shall pay all costs of such audit.  All books and records used by Buyer to calculate the Gunpoint Royalty due hereunder shall be kept in accordance with generally accepted accounting principles.

viii.           Transfer or Encumbrance of Royalty.  Gunpoint Parent may transfer, pledge, mortgage, charge or otherwise encumber all or any part of its right, title and interest in and to the Gunpoint Royalty, except that (i) that any change in ownership of the Gunpoint Royalty or any interest therein shall be accomplished in such manner that Buyer shall not be required to make payments to or give notice to more than one person, corporation, or entity, and no change or division in the ownership of the Gunpoint Royalty, however accomplished, shall enlarge the obligations or diminish the rights of the Buyer, and (ii) Buyer shall be under no obligation to make its payments to such assignee, transferee, pledgee or other third party until it has received written notice signed by Gunpoint Parent concerning the

Exhibit G – Page 3

assignment, transfer or pledge, together with copies of the documentation evidencing such assignment, transfer or pledge.

Exhibit G – Page 4

Exhibit I
to
Option Agreement

Rental Space

55 Freeport Blvd.
Suites 20, 21, 22
Sparks, NV  89431

Landlord/Owner:                 Jeff Haisfield
775-815-2300 Office
775-685-2300 Cell

Exhibit I – Page 1

Exhibit J
to
Option Agreement

SHORT FORM OF OPTION AGREEMENT

This Short Form of Option Agreement (“Short Form”), is made effective as of the 12th day of March, 2015 (“Effective Date”), by and between Talapoosa Development Corp., a Delaware corporation (“Buyer”) and Timberline Resources Corporation, a Delaware corporation (“Timberline Parent”), whose addresses are 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814 and American Gold Capital US Inc., a Nevada corporation (“American Gold”), Gunpoint Exploration US Ltd., a Nevada corporation (“Gunpoint US”), and Gunpoint Exploration Ltd., a British Columbia corporation (“Gunpoint Parent” and collectively with American Gold and Gunpoint US, the “Sellers”), whose address is Suite 1620 – 1140 West Pender Street, Vancouver, British Columbia, Canada V6E 4G1. Buyer and Sellers are referred to herein individually as a “Party” and collectively as the “Parties.”

Recitals

A.           The Parties have entered into that certain Option Agreement by and between Sellers and Buyer dated effective as of the Effective Date (“Option Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Option Agreement.

B.           Pursuant to the terms and conditions of the Option Agreement, Sellers have granted to Buyer the option to purchase Sellers’ interest in certain fee property as described on Part 1 of Exhibit A (“Fee Property”), certain unpatented mining claims as described on Part 2 of Exhibit A (“Mining Claims”), and certain water rights as described on Part 5 of Exhibit A (“Water Rights”), and is the lessee under certain leases of fee property as described on Part 3 of Exhibit A (“Leases”), and is the grantee under certain easements as described on Part 4 of Exhibit A (“Easements”) all located in Lyon County, Nevada, and collectively referred to herein as the “Talapoosa Property”, together with certain permits, licenses and governmental authorizations relating to the Tallapoosa Property, as described on Exhibit B (“Permits”) and the rights to use office/warehouse rental space in Reno, Nevada, as described on Exhibit C attached hereto (“Rental Space”). The Talapoosa Property, the Permits and the Rental Space, together with any and all personal property directly related thereto are collectively referred to herein as the “Talapoosa Project”.

C.           The Parties desire to enter into this Short Form for purposes of placing of record a notice of the Option Agreement.

Short Form

NOW, THEREFORE, for and in consideration of the covenants of the Option Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.           Option Grant.  Sellers have granted to Buyer an option to purchase the Talapoosa Project from Sellers upon compliance with all of the terms and conditions of the Option Agreement (“Option”).

2.           Lease.  During the Option Period, Sellers have (i) leased to Buyer the Fee Property, the Mining Claims and the Water Rights, subleased to Buyer the Leases, and granted to Buyer a license to use the Easements, all appurtenances incident thereto, all after acquired rights, titles and interests, including any interests in any relocated or amended mining claims or subsequently issued leases pertaining to the

Exhibit J – Page 1

Talapoosa Project, and all improvements and personal property thereon for the purposes set forth in the Option Agreement and (ii) licensed and subleased the Permits and the rights to use the Rental Space for the purposes set forth in the Option Agreement.

3.           Option Period.  Buyer shall have the right to exercise the Option within thirty (30) months of the Effective Date, unless sooner terminated, or until the earlier exercise of the Option (“Option Period”).

4.           Royalty.  Seller has reserved a royalty encumbering the Talapoosa Property to be calculated and paid pursuant to the terms and conditions set forth in the Option Agreement (“Gunpoint Royalty”).

5.           Covenants of Seller.  Unless Buyer has previously otherwise consented in writing, Seller shall not sell, lease or otherwise dispose of any interest in the Talapoosa Project.

6.           Termination.  Buyer may at any time terminate the Option Agreement.

7.           Assignments.  The Parties may transfer interests in the Option Agreement and in and to the Talapoosa Project only as provided in the Option Agreement.

8.           Notices.  All notices and other communications to a Party shall be in writing and shall be sufficiently given if (i) delivered in person, (ii) sent by electronic communications, with confirmation sent by registered, certified mail, or overnight courier delivery, or (iii) sent by registered, certified mail, or overnight courier delivery.  All notices shall be effective and shall be deemed delivered (i) if by personal delivery, on the date of delivery, (ii) if by electronic communication, on the date of receipt of the electronic communication, and (iii) if by mail or overnight delivery, on the date of receipt.  Until a change of address is communicated as indicated above, all notices shall be addressed as follows:

To Sellers:

Gunpoint Exploration Ltd.
c/o #201 - 1512 Yew Street
Vancouver, British Columbia, Canada V6K 3E4
Facsimile:  604-731-0209

To Buyer and Timberline Parent:

Timberline Resources Corporation
101 East Lakeside Avenue
Coeur d’Alene, Idaho 83814
Facsimile:  208-664-4860

9.           Additional Terms and Definitions.  The Option Agreement contains terms and conditions that are not set forth in this Short Form but which nevertheless are by reference made a part hereof.  If there is a conflict between the terms of this Short Form and the terms of the Option Agreement, the terms of the Option Agreement shall control in all respects.  Sellers and Buyer intend that the terms of the Option Agreement remain separate and distinct from and not merge into the terms of this Short Form.  Requests for information regarding the Option Agreement should be made to the Parties at the addresses set forth above.

Exhibit J – Page 2

10.           Entire Agreement.  The Option Agreement embodies the entire agreement and understanding among the Parties and supersedes all prior agreements and undertakings, whether oral or written, relative to the subject matter hereof.

11.           Counterparts.  This Short Form may be executed in multiple counterparts which together shall be deemed to constitute one and the same document.

[Remainder of Page Intentional Left Blank]

Exhibit J – Page 3

IN WITNESS WHEREOF the Parties hereto have executed this Short Form as of the Effective Date.

BUYER TALAPOOSA DEVELOPMENT CORP.

By:
Its:

TIMBERLINE PARENT TIMBERLINE RESOURCES CORPORATION

By:
Its:

SELLERS AMERICAN GOLD CAPITAL US INC.

By:
Its:

GUNPOINT EXPLORATION US LTD.

By:
Its:

GUNPOINT EXPLORATION LTD.

By:
Its:

Exhibit J – Page 4

STATE OF _____________________)
            ) ss
COUNTY OF ___________________)

This instrument was acknowledged before me on March ___, 2015, by ________________ as ____________________ of American Gold Capital US Inc., a Nevada corporation.

____________________________________
Notary Public
My commission expires: ____________

STATE OF _____________________)
            ) ss
COUNTY OF ___________________)

This instrument was acknowledged before me on March ___, 2015, by ________________ as ____________________ of Gunpoint Exploration US Ltd., a Nevada corporation.

____________________________________
Notary Public
My commission expires: ____________

STATE OF _____________________)
            ) ss
COUNTY OF ___________________)

This instrument was acknowledged before me on March ___, 2015, by ________________ as ____________________ of Gunpoint Exploration Ltd., a British Columbia corporation.

____________________________________
Notary Public
My commission expires: ____________

Exhibit J – Page 5

STATE OF _____________________)
            ) ss
COUNTY OF ___________________)

This instrument was acknowledged before me on March ___, 2015, by ________________ as ____________________ of Talapoosa Development Corp., a Delaware corporation.

____________________________________
Notary Public
My commission expires: ____________

STATE OF _____________________)
            ) ss
COUNTY OF ___________________)

This instrument was acknowledged before me on March ___, 2015, by ________________ as ____________________ of Timberline Resources Corporation, a Delaware corporation.

____________________________________
Notary Public
My commission expires: ____________

Exhibit J – Page 6